SCHEDULE 14A
             (RULE 14A-101) INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      TEMPLETON EMERGING MARKETS FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


       --------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee  computed  on  table  below  per  Exchange  Act  Rules 14a-6(i)(1)  and
    0-11(s)(2).

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

[LOGO]
FRANKLIN TEMPLETON
INVESTMENTS

                     TEMPLETON EMERGING MARKETS FUND, INC.

                       IMPORTANT SHAREHOLDER INFORMATION


   These materials are for the Annual Meeting of Shareholders scheduled for August 26, 2002 at 4:00 p.m. Eastern time. The enclosed materials discuss four proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Emerging Markets Fund, Inc. (the "Fund"). If you specify a vote for all four Proposals, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s). If you simply sign and date the proxy card, but do not specify a vote for any Proposal, your proxy will be voted FOR all Proposals.



   We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.


   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).


                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

[LOGO]
FRANKLIN TEMPLETON
INVESTMENTS

                     TEMPLETON EMERGING MARKETS FUND, INC.

                 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS

   The Annual Meeting of Shareholders (the "Meeting") of Templeton Emerging Markets Fund, Inc. (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12/th/ Floor, Fort Lauderdale, Florida 33394-3091 on August 26, 2002 at 4:00 p.m. Eastern time.

   During the Meeting, shareholders of the Fund will vote on four Proposals:

    1. To elect five Directors of the Fund to hold office for the terms specified.

    2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust.

    3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes five (5) Sub-Proposals):

      (a) To amend the Fund's fundamental investment restriction regarding borrowing and issuing senior securities;

      (b) To amend the Fund's fundamental investment restriction regarding industry concentration;

      (c) To amend the Fund's fundamental investment restriction regarding investments in commodities;

      (d) To amend the Fund's fundamental investment restriction regarding investments in real estate; and

      (e) To amend the Fund's fundamental investment restriction regarding lending.

    4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

                                          By Order of the Board of Directors,

                                          Barbara J. Green,
                                          Secretary


July 15, 2002


  Many shareholders hold shares in more than one Templeton fund and will receive proxy material for each fund owned. Please sign and promptly return each proxy card in the self-addressed envelope regardless of the number of shares you own.

                               TABLE OF CONTENTS

PROXY STATEMENT


                                                                                                  Page
                                                                                                  ----
Information About Voting.........................................................................   1
PROPOSAL 1: TO ELECT FIVE DIRECTORS OF THE FUND TO HOLD OFFICE FOR THE
            TERMS SPECIFIED......................................................................   2
PROPOSAL 2: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR
            THE REORGANIZATION OF THE FUND FROM A MARYLAND CORPORATION TO A
            DELAWARE BUSINESS TRUST..............................................................  12
Introduction to Proposals 3 and 4................................................................  15
PROPOSAL 3: TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT
            RESTRICTIONS (THIS PROPOSAL  INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 3a-3e).........  16
 Sub-Proposal 3a: To amend the Fund's fundamental investment restriction regarding borrowing and issuing senior securities.......................................  16
 Sub-Proposal 3b: To amend the Fund's fundamental investment restriction regarding industry concentration.........................................................  18
 Sub-Proposal 3c: To amend the Fund's fundamental investment restriction regarding investments in commodities.....................................................  19
 Sub-Proposal 3d: To amend the Fund's fundamental investment restriction regarding investments in real estate.....................................................  21
 Sub-Proposal 3e: To amend the Fund's fundamental investment restriction regarding lending........................................................................  21
PROPOSAL 4: TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT
            RESTRICTIONS.........................................................................  22
Information About the Fund.......................................................................  24
Further Information About Voting and the Meeting.................................................  26

EXHIBITS

Exhibit A:--Form of Agreement and Plan of Reorganization between Templeton Emerging Markets Fund,
            Inc. (a Maryland corporation) and Templeton Emerging Markets Fund (a Delaware business trust)...................................................................... A-1
Exhibit B:--A Comparison of Governing Documents and State Law.................................... B-1
Exhibit C:--Fundamental Investment Restrictions Proposed to be Amended or Eliminated............. C-1

                     TEMPLETON EMERGING MARKETS FUND, INC.

                                PROXY STATEMENT

.. INFORMATION ABOUT VOTING

  WHO IS ELIGIBLE TO VOTE?


   Shareholders of record at the close of business on May 31, 2002 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about July 15, 2002.


  ON WHAT ISSUES AM I BEING ASKED TO VOTE?

   You are being asked to vote on four Proposals:


    1. To elect five nominees to the position of Director;


    2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust;

    3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes five (5) Sub-Proposals); and

    4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

  HOW DO THE FUND'S DIRECTORS RECOMMEND THAT I VOTE?

   The Directors unanimously recommend that you vote:

    1. FOR the election of the five nominees;

    2. FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust;

    3. FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions; and

    4. FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions.

  HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 4, your proxy will be voted as you indicate, and any Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote for any of the Proposals 1 through 4, your shares will be voted as follows: FOR the election of all nominees for Director (Proposal 1); FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust (Proposal 2); FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions (Sub-Proposals 3a-3e); and FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions (Proposal 4).

MAY I REVOKE MY PROXY?


   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person.




..THE PROPOSALS

PROPOSAL 1: TO ELECT FIVE DIRECTORS OF THE FUND TO HOLD OFFICE FOR THE TERMS
            SPECIFIED

HOW ARE NOMINEES SELECTED?

   The Board of Directors of the Fund (the "Board" or the "Directors") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Chairman, Frank J. Crothers, Edith E. Holiday and Gordon S. Macklin, none of whom is an "interested person" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Directors who are not interested persons of the Fund are referred to as the "Independent Directors." The Committee is responsible for the selection and nomination of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.


WHO ARE THE NOMINEES AND DIRECTORS?

   The Board is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of five Directors expire. Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato and Edith E. Holiday have been nominated for three-year terms, set to expire at the 2005 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. Among these Directors, only Nicholas F. Brady is deemed to be an "interested person" for purposes of the 1940 Act. Directors who are "interested persons" are referred to as the "Interested Directors." All of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "Franklin Templeton funds").

   Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.6% and 14.5%, respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, Vice President of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, Chairman of the Board, Director and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund. There are no other family relationships among any of the Directors or nominees for Director.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Directors.

   Listed below, for each nominee and Director, are their name, age and address, as well as their position and length of service with the Fund, principal occupation during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the Director.

NOMINEES FOR INDEPENDENT DIRECTOR TO SERVE UNTIL 2005 ANNUAL MEETING OF
SHAREHOLDERS:

                                                              NUMBER OF
                                                            PORTFOLIOS IN
                                                              FRANKLIN
                                                              TEMPLETON
                                                             INVESTMENTS
                                                            FUND COMPLEX
                                               LENGTH OF     OVERSEEN BY
NAME, AGE AND ADDRESS              POSITION   TIME SERVED     DIRECTOR*          OTHER DIRECTORSHIPS HELD
---------------------------        ---------- ------------- --------------- -------------------------------------
HARRIS J. ASHTON (69)              Director   Since 1992         133        Director, RBC Holdings,
 500 East Broward Blvd.                                                     Inc. (bank holding company)
 Suite 2100                                                                 and Bar-S Foods (meat
 Fort Lauderdale, FL                                                        packing company).
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board,
General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (57)             Director   Since 1999          17        None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment & Power Ltd.; Vice
Chairman, Caribbean Utilities Co., Ltd.; Director and President, Provo Power Company Ltd.; and director of various other business and nonprofit organizations.
-----------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)           Director   Since 1992         134        None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)              Director   Since 1996          82        Director, Amerada Hess
  500 East Broward Blvd.                                                    Corporation (exploration and
  Suite 2100                                                                refining of oil and gas); Hercules
  Fort Lauderdale, FL                                                       Incorporated (chemicals, fibers
  33394-3091                                                                and resins); Beverly Enterprises,
                                                                            Inc. (health care); H.J. Heinz
                                                                            Company (processed foods and
                                                                            allied products); RTI International
                                                                            Metals, Inc. (manufacture and
                                                                            distribution of titanium); Digex
                                                                            Incorporated (web hosting
                                                                            provider); and Canadian National
                                                                            Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to
the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department
(1988-1989).
-----------------------------------------------------------------------------------------------------------------

NOMINEE FOR INTERESTED DIRECTOR TO SERVE UNTIL 2005 ANNUAL MEETING OF
SHAREHOLDERS:

                                                            NUMBER OF
                                                          PORTFOLIOS IN
                                                            FRANKLIN
                                                            TEMPLETON
                                                           INVESTMENTS
                                                          FUND COMPLEX
                                           LENGTH OF       OVERSEEN BY
NAME, AGE AND ADDRESS        POSITION     TIME SERVED       DIRECTOR*         OTHER DIRECTORSHIPS HELD
---------------------------- ------------ --------------- ---------------- ---------------------------------
**NICHOLAS F. BRADY (72)     Director     Since 1993           63          Director, Amerada Hess
  500 East Broward Blvd.                                                   Corporation (exploration and
  Suite 2100                                                               refining of oil and gas); C2,
  Fort Lauderdale, FL                                                      Inc. (operating and investment
  33394-3091                                                               business); and H.J. Heinz
                                                                           Company (processed foods and
                                                                           allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby
Emerging Markets Investments LDC (investment firms) (1994-present); Director, Templeton Capital Advisors
Ltd., and Franklin Templeton Investment Fund; and FORMERLY, Secretary of the United States Department of the
Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and
U.S. Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS SERVING UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS:

ANDREW H. HINES, JR. (79)    Director     Since 1990           28          None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd College (1991-present); and
FORMERLY, Chairman and Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In
Restaurant, Inc. (1994-1997); and Chairman of the Board and Chief Executive Officer, Florida Progress
Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
-------------------------------------------------------------------------------------------------------------

CONSTANTINE D.
 TSERETOPOULOS (48)          Director     Since 1999           18          None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and FORMERLY,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS SERVING UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS:

                                                                     NUMBER OF
                                                                   PORTFOLIOS IN
                                                                     FRANKLIN
                                                                     TEMPLETON
                                                                    INVESTMENTS
                                                                   FUND COMPLEX
                                                  LENGTH OF         OVERSEEN BY
NAME, AGE AND ADDRESS            POSITION        TIME SERVED         DIRECTOR*         OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (57)           Director        Director               33             None
  One Franklin Parkway           and Vice        since 1992
  San Mateo, CA                  President       and Vice
  94403-1906                                     President
                                                 since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director,
Franklin Investment Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin
Templeton Investments.
--------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)        Chairman        Chairman               133            None
  One Franklin Parkway           of the          of the
  San Mateo, CA                  Board,          Board
  94403-1906                     Director        since 1995
                                 and Vice        and
                                 President       Director
                                                 and Vice
                                                 President
                                                 since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member--Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company
International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS SERVING UNTIL 2003 ANNUAL MEETING OF SHAREHOLDERS:

                                                         NUMBER OF
                                                       PORTFOLIOS IN
                                                         FRANKLIN
                                                         TEMPLETON
                                                        INVESTMENTS
                                                       FUND COMPLEX
                                          LENGTH OF     OVERSEEN BY
NAME, AGE AND ADDRESS         POSITION   TIME SERVED     DIRECTOR*          OTHER DIRECTORSHIPS HELD
--------------------------    ---------- ------------- --------------- ------------------------------------
BETTY P. KRAHMER (72)         Director   Since 1990         22         None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
-----------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)        Director   Since 1993         133        Director, White Mountains
  500 East Broward Blvd.                                               Insurance Group, Ltd. (holding
  Suite 2100                                                           company); Martek Biosciences
  Fort Lauderdale, FL                                                  Corporation; WorldCom, Inc.
  33394-3091                                                           (communications services);
                                                                       MedImmune, Inc.
                                                                       (biotechnology); Overstock.com
                                                                       (Internet services); and Spacehab,
                                                                       Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White
River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until
1992); and President, National Association of Securities Dealers, Inc. (until 1987).
-----------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (73)         Director   Since 1990         28         None
  500 East Broward Blvd.
  Suite 2100,
  Fort Lauderdale, FL
  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present);
and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial
Vice President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta
(1958-1965).
--------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies included in the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and may also share a common underwriter.


** Nicholas F. Brady, Harmon E. Burns, and Charles B. Johnson are "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is considered an interested person of the Fund due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's Investment Manager, and his position with the Fund. Mr. Burns' status as an interested person results from his position as an officer and director of Resources and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC ("DTV") in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. ("DBVA"), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees and Directors of the Fund are Independent Directors.

   The following tables provide the dollar range of the equity securities of the Fund and of funds in Franklin Templeton Investments beneficially owned by the Fund's Directors as of March 31, 2002.

INDEPENDENT DIRECTORS


                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                      SECURITIES IN ALL FUNDS OVERSEEN BY
                                DOLLAR RANGE OF               THE DIRECTOR IN THE
                           EQUITY SECURITIES IN THE           FRANKLIN TEMPLETON
NAME OF DIRECTOR                     FUND                  INVESTMENTS FUND COMPLEX
-------------------------  -------------------------  -----------------------------------
Harris J. Ashton..........       $1 - $10,000                    Over $100,000
Frank J. Crothers.........           None                        Over $100,000
S. Joseph Fortunato.......       $1 - $10,000                    Over $100,000
Andrew H. Hines, Jr.......       $1 - $10,000                    Over $100,000
Edith E. Holiday..........       $1 - $10,000                    Over $100,000
Betty P. Krahmer..........     $10,001 - $50,000                 Over $100,000
Gordon S. Macklin.........     $10,001 - $50,000                 Over $100,000
Fred R. Millsaps..........           None                        Over $100,000
Constantine D.
  Tseretopoulos...........           None                        Over $100,000

INTERESTED DIRECTORS


                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                      SECURITIES IN ALL FUNDS OVERSEEN BY
                                DOLLAR RANGE OF               THE DIRECTOR IN THE
                           EQUITY SECURITIES IN THE           FRANKLIN TEMPLETON
NAME OF DIRECTOR                     FUND                  INVESTMENTS FUND COMPLEX
-------------------------  -------------------------  -------------------------------------
Nicholas F. Brady.........     $10,001 - $50,000                 Over $100,000
Harmon E. Burns...........           None                        Over $100,000
Charles B. Johnson........     $10,001 - $50,000                 Over $100,000

HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

   The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd.--Hong Kong Branch, the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $2,000 and a fee of $200 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.


   During the fiscal year ended August 31, 2001, there were five meetings of the Board, three meetings of the Audit Committee, and four meetings of the Nominating and Compensation Committee. Each Director then in office attended at least 75% of the aggregate number of meetings of the Board and of the committee(s) of the Board on which the Director served.

   Certain Directors and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.



                                                                              NUMBER OF BOARDS IN
                                 AGGREGATE      TOTAL COMPENSATION FROM       FRANKLIN TEMPLETON
                             COMPENSATION FROM     FRANKLIN TEMPLETON     INVESTMENTS FUND COMPLEX ON
NAME OF DIRECTOR                 THE FUND*     INVESTMENTS FUND COMPLEX**  WHICH DIRECTOR SERVES***
---------------------------- ----------------- -------------------------- ---------------------------
Harris J. Ashton............      $3,000                $353,221                      48
Nicholas F. Brady...........       2,800                 134,500                      18
Frank J. Crothers...........       3,013                  92,000                      14
S. Joseph Fortunato.........       3,000                 352,380                      49
Andrew H. Hines, Jr.........       3,024                 201,500                      19
Edith E. Holiday............       3,000                 254,670                      28
Betty P. Krahmer............       3,000                 134,500                      18
Gordon S. Macklin...........       3,000                 353,221                      48
Fred R. Millsaps............       3,022                 201,500                      19
Constantine D. Tseretopoulos       3,026                  94,500                      15

--------

*  Compensation received for the fiscal year ended August 31, 2001.

** For the calendar year ended December 31, 2001.

*** We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.


   The table above indicates the total fees paid to Directors by the Fund individually, and by all of the funds in Franklin Templeton Investments. These Directors also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.


   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds, until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing this policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer are their name, age and address, as well as their position and length of service with the Fund, and principal occupation during the past five years.


NAME, AGE AND ADDRESS                         POSITION                         LENGTH OF TIME SERVED
---------------------------------- ------------------------------------- ----------------------------------------
CHARLES B. JOHNSON                 Chairman of the Board, Director       Chairman of the Board and Director
                                         and Vice President                since 1995 and Vice President
                                                                                     since 1992
Please refer to the table "Interested Directors serving until 2004 Annual Meeting of Shareholders" for additional information about Mr. Charles B. Johnson.
-----------------------------------------------------------------------------------------------------------------
MARK MOBIUS (65)                              President                              Since 1987
  Two Exchange Square
  39th Floor
  Suite 3905-08
  Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management
Ltd.; Executive Vice President and Director, Templeton Global Advisors Limited; officer of eight of the investment companies in Franklin Templeton Investments; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc.; and FORMERLY, President, International Investment Trust Company
Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong
(1983-1986).
-----------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (61)                Vice President                            Since 1996
  One Franklin Parkway
  San Mateo, CA
  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment
Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------
HARMON E. BURNS                      Director and Vice President            Director since 1992 and Vice
                                                                                President since 1996

Please refer to the table "Interested Directors serving until 2004 Annual Meeting of Shareholders" for additional information about Mr. Harmon E. Burns.
-----------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS               POSITION            LENGTH OF TIME SERVED
--------------------------  ---------------------    --------------------------
MARTIN L. FLANAGAN (41)          Vice President                Since 1989
  One Franklin
  Parkway San Mateo,
  CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member--Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc., and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
CHARLES E. JOHNSON (45)         Vice President               Since 1996
  One Franklin
  Parkway San Mateo,
  CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member--Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman
of the Board, President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 34 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
JEFFREY A. EVERETT (38)         Vice President               Since 2001
  P.O. Box
  N-7759 Lyford Cay,
  Nassau Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Investment Officer, First Pennsylvania Investment Research (until 1989).
--------------------------------------------------------------------------------
JOHN R. KAY (61)                Vice President               Since 1994
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 23 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
--------------------------------------------------------------------------------

NAME, AGE AND ADDRESS               POSITION            LENGTH OF TIME SERVED
--------------------------    ---------------------    ------------------------
MURRAY L. SIMPSON (64)          Vice President and           Since 2000
 One Franklin Parkway           Assistant Secretary
 San Mateo, CA
 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
--------------------------------------------------------------------------------
BARBARA J. GREEN (54)           Vice President and        Vice President since
 One Franklin Parkway           Secretary                 2000 and  Secretary
 San Mateo, CA                                            since 1996
 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
--------------------------------------------------------------------------------
DAVID P. GOSS (55)               Vice President and          Since 2000
 One Franklin Parkway            Assistant Secretary
 San Mateo, CA
 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
--------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)          Vice President -             Since May 2002
 600 5th Avenue                 AML Compliance
 Rockefeller Center
 New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman,  Chief  Financial  Officer and Director,  Fiduciary Trust Company
International;   Director,   FTI  Banque,  Arch  Chemicals,   Inc.  and  Lingnan
Foundation; and officer of 40 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
BRUCE S. ROSENBERG (40)         Treasurer                    Since 2000
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc. and of 19 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------

PROPOSAL 2:  TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES
             FOR THE REORGANIZATION OF THE FUND FROM A MARYLAND CORPORATION TO A DELAWARE BUSINESS TRUST

   The Directors unanimously recommend that you approve an Agreement and Plan of Reorganization (the "DBT Plan"), substantially in the form attached to this Proxy Statement as Exhibit A, that would change the state and form of organization of the Fund. This proposed change calls for the reorganization of the Fund from a Maryland corporation into a newly formed Delaware business trust. This proposed reorganization will be referred to throughout this Proxy Statement as the "DBT Reorganization." To implement the DBT Reorganization, the Directors have approved the DBT Plan, which contemplates the continuation of the current business of the Fund in the form of a new Delaware business trust named "Templeton Emerging Markets Fund" (the "Trust").

  WHAT WILL THE DBT REORGANIZATION MEAN FOR THE FUND AND ITS SHAREHOLDERS?

   If the DBT Plan is approved by shareholders and the DBT Reorganization is implemented, the Trust would have the same investment objective, policies and restrictions as the Fund (including, if approved by shareholders at the Meeting, any amended or eliminated fundamental investment restrictions described in Proposals 3 and 4 of this Proxy Statement). The Board, including any persons elected under Proposal 1, and officers of the Trust would be the same as those of the Fund, and would operate the Trust in essentially the same manner as they previously operated the Fund. Thus, on the effective date of the DBT Reorganization, you would hold an interest in the Trust that is equivalent to your then interest in the Fund. For all practical purposes, a shareholder's investment in the Fund would not change.

  WHY ARE THE DIRECTORS RECOMMENDING APPROVAL OF THE DBT PLAN AND THE DBT REORGANIZATION?

   The Directors have determined that investment companies formed as Delaware business trusts have certain advantages over investment companies organized as Maryland corporations. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law allows greater flexibility in drafting and amending an investment company's governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Delaware law also provides favorable state tax treatment. Most significantly, an investment company formed as a Delaware business trust, unlike one formed as a Maryland corporation, need not pay an organization and capitalization tax on the aggregate par value of shares it issues to shareholders. Furthermore, there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the Trust. This could benefit the Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Directors believe that it is in the best interests of the shareholders to approve the DBT Plan.

  HOW DO THE MARYLAND CORPORATE LAW, AND THE FUND'S GOVERNING DOCUMENTS, COMPARE TO THE DELAWARE BUSINESS TRUST LAW, AND THE TRUST'S GOVERNING DOCUMENTS?

   Reorganizing the Fund from a Maryland corporation to a Delaware business trust is expected to provide benefits to the Fund and its shareholders. As a Delaware business trust formed under the Delaware business trust law, with its operations governed by a Declaration of Trust and By-Laws (that streamline many of the provisions in the Fund's Amended and Restated Articles of Incorporation and By-Laws), the Trust should enjoy enhanced flexibility in management and administration as compared to its current operation as a Maryland corporation. It should be able to adapt more quickly and cost effectively to new developments in the fund industry and the financial markets. Moreover, to the extent provisions in the Trust's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporation law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the Trust's Declaration of Trust and By-Laws.

Applying this body of law to the operation of the Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the Trust. These legal advantages tend to make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

   A comparison of the Delaware business trust law and the Maryland General Corporation law, and a comparison of the relevant provisions of the governing documents of the Trust and the Fund, are included in Exhibit B to this Proxy Statement, which is entitled, "A Comparison of Governing Documents and State Law." In this connection, we note that the By-Laws which will govern the operation of the Trust if this Proposal 2 is approved by shareholders and the DBT Reorganization is completed, contain a provision which requires that notice be given to the Trust by a shareholder in advance of a shareholder meeting to enable a shareholder to present a proposal at any such meeting. Failure to satisfy the requirements of this advance notice provision will mean that a shareholder may not be able to present a proposal at a meeting. The details of that new advance notice provision are included in Exhibit B and its operation is described under "Further Information About Voting and the Meeting--Shareholder Proposals" below.

  WHAT ARE THE CONSEQUENCES AND PROCEDURES OF THE DBT REORGANIZATION?

   As noted above, upon completion of the DBT Reorganization, the Trust will continue the business of the Fund with the same investment objective, policies and investment restrictions as exist on the date of the DBT Reorganization, and will hold the same portfolio of securities then held by the Fund. The Trust will operate under substantially identical overall management, investment management, and administrative arrangements as those of the Fund.

   The Trust was formed solely for the purpose of becoming the successor organization to, and carrying on the business of, the Fund. As the successor to the Fund's operations, the Trust will adopt the Fund's notification of registration under the 1940 Act. To accomplish the DBT Reorganization, the DBT Plan provides that the Fund will transfer all of its portfolio securities and any other assets, subject to its liabilities, to the Trust. In exchange for these assets and liabilities, the Trust will issue shares of beneficial interest in the Trust to the Fund, which, in turn, will distribute those shares pro rata to you. Through this procedure, you will receive exactly the same number and dollar amount of shares of the Trust as shares of the Fund ("Fund Shares") owned by you immediately prior to the effectiveness of the DBT Reorganization, and the net asset value of each share of the Trust will be the same as that of the Fund. In addition, you will retain the right to any declared but undistributed dividends or other distributions payable on Fund Shares that you may have had on the effective date of the DBT Reorganization. As soon as practicable after the effective date of the DBT Reorganization, the Fund will be dissolved and cease its corporate existence.

   The Directors may terminate the DBT Plan and abandon the DBT Reorganization at any time prior to the effective date of the DBT Reorganization if they determine that such actions are in the best interests of the Fund's shareholders. If the DBT Plan is not approved by shareholders or the Directors abandon the DBT Reorganization, the Fund will continue to operate as a corporation under the laws of the State of Maryland. If the DBT Reorganization is approved by shareholders, it is expected to be completed in the fall of 2002.

  WHAT EFFECT WILL THE DBT REORGANIZATION HAVE ON THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

   In connection with the implementation of the DBT Reorganization, the Trust will enter into an investment management agreement with Templeton Asset Management Ltd.--Hong Kong Branch, the Trust's investment manager (the "Investment Manager"). This investment management agreement will be substantially identical to the current investment management agreement between the manager and the Fund. Thus, it is anticipated that, other than a change in contracting party and the date of the agreement, there will be no material change in the essential terms of the investment management agreement because of the DBT Reorganization.

  WHAT EFFECT WILL THE DBT REORGANIZATION HAVE ON THE CURRENT SHAREHOLDER SERVICING AGREEMENTS?

   The Trust will enter into an agreement for administration services with Franklin Templeton Services, LLC ("FT Services") that is substantially identical to the Fund Administration Agreement currently in place between the Fund and FT Services. The Fund will assign to the Trust the Fund's service and transfer agency agreement with Mellon Investor Services, LLC (which provide for certain financial, administrative, transfer agency and fund accounting services). Consequently, shareholders of the Trust should receive the same quality of services they have received as shareholders of the Fund.

  WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE DBT PLAN?

   Under the 1940 Act, the shareholders of an investment company are entitled to vote on the election of directors or trustees and the initial approval of the investment management agreement for the investment company. Thus, if the DBT Plan is approved, shareholders of the Trust would need to elect Trustees/1/ and approve an investment management agreement or the Trust would not be in compliance with the 1940 Act. For investment companies that have already commenced operations and have public shareholders, these matters typically must be submitted to shareholders for their consideration at a meeting specially called for that purpose. In the case of a reorganization such as that contemplated by this Proposal 2, a meeting could not be called until after the completion of the transaction, because only then would there exist public shareholders of the Trust who could vote. Such a procedure would be both impractical and expensive. Therefore, in accordance with standard practice and announced positions of the staff of the U.S. Securities and Exchange Commission ("SEC"), the Directors have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals following completion of the DBT Reorganization. Thus, the Directors have determined that shareholder approval of the DBT Plan substantially in the form contained in EXHIBIT A would, for purposes of the 1940 Act, constitute shareholder approval of: (1) the election, as Trustees of the Trust, of the Directors of the Fund who are in office at the time of the DBT Reorganization, including those Directors elected at this Meeting pursuant to Proposal 1; and (2) a new investment management agreement between the Trust and the Investment Manager, which is substantially identical to the investment management agreement currently in effect between the Fund and the Investment Manager. Mechanically, this will be accomplished, prior to the effectiveness of the DBT Reorganization, by issuing a single share of beneficial interest in the Trust to the Fund, and having the Fund vote on these matters as sole shareholder of the Trust.

   In summary, to implement the special voting procedures described above, prior to the completion of the DBT Reorganization, the officers will cause the Fund, which will have the status of initial sole shareholder of the Trust, to vote its share of the Trust FOR the election of the Trustees of the Trust and approval of the investment management agreement as specified above. This action will enable the Trust to satisfy the requirements of the 1940 Act without involving the time and expense of a shareholder meeting. If approved by shareholders of the Fund and not abandoned by the Directors, the DBT Reorganization will be completed as soon as reasonably practicable after the Meeting.

  WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE TRUST?

   The Trust was formed as a business trust on February 28, 2002 pursuant to Delaware law. The Trust has authorized an unlimited number of shares of beneficial interest without par value. As of the effective date of the DBT Reorganization, outstanding shares of the Trust will have the same dividend rights as those of the Fund immediately prior to the effective date of the DBT Reorganization and will be fully paid, nonassessable, freely transferable, and will have no preemptive or subscription rights. Shares of the Trust and the Fund have the same voting and liquidation rights and have one vote per full share. Both the Trust and Fund provide for noncumulative voting in the election of their Trustees/Directors and provide for a classified board consisting of three classes of Trustees/Directors, with staggered terms. Each class of Trustees/Directors remains in office for three years and until their successors are elected and qualify with the term of office of one class expiring each year. The Trust also has the same fiscal year as the Fund.

--------
/1/ The members of the board of a Delaware business trust are referred to as Trustees.

  ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

   The DBT Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the DBT Reorganization is completed. Generally, the basis and holding period of your shares in the Trust will be the same as the basis and holding period of your shares in the Fund. Consummation of the DBT Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the Trust and the Fund, that under the Internal Revenue Code of 1986, as amended, the exchange of assets of the Fund for the shares of the Trust, the transfer of such shares to the shareholders of the Fund, and the liquidation and dissolution of the Fund pursuant to the DBT Plan, will not give rise to the recognition of a gain or loss for federal income tax purposes to the Fund, the Trust, or either of their shareholders.

  WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

   You may continue to trade your Fund Shares on the NYSE or Pacific Exchange, Inc. (the "PCX") until the close of trading on the business day before the effective date of the DBT Reorganization. The shares of the Trust will be listed on the NYSE and the PCX just as Fund Shares historically have been listed. Consequently, upon the effectiveness of the DBT Reorganization you may trade, on the NYSE or the PCX the shares of the Trust you receive in the DBT Reorganization. The value of your shares will not be affected by the DBT Reorganization except to the extent that market forces affect the value of the shares, as currently occurs.

  WHAT IS THE EFFECT OF MY VOTING "FOR" THE DBT PLAN?

   By voting "FOR" the DBT Plan, you will be agreeing to become a shareholder of an investment company that has been formed as a Delaware business trust, with the Trustees, investment management, and other service arrangements that are substantially identical to those in place for the Fund.

                      THE BOARD OF DIRECTORS UNANIMOUSLY
                   RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2


                       INTRODUCTION TO PROPOSALS 3 AND 4

  WHY IS THE BOARD RECOMMENDING THE AMENDMENT OR ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS?

   The Fund is subject to certain "fundamental" investment restrictions that govern the Fund's investment activities. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain of the Fund's fundamental investment restrictions principally because such fundamental investment restrictions are more restrictive than is required under the federal securities laws and their amendment or elimination would provide the Fund with greater investment flexibility to meet its investment objective. The proposed restrictions not only satisfy current federal regulatory requirements, but generally are formulated to provide the Fund with the flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes would not affect the Fund's investment objective.

   After the Fund was organized as a Maryland corporation in 1987, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and, therefore, are no longer applicable to investment companies. As a result, the Fund currently is subject to certain fundamental investment restrictions that are either more restrictive than required under current law or which are no longer required at all. For this reason, the Board is recommending that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions in order to provide the Fund with a more modernized list of restrictions that will enable the Fund to operate more efficiently and to more easily monitor compliance with its investment restrictions.


   The Board does not anticipate that the proposed amendments to, or the elimination of, certain of the Fund's restrictions, individually or in the aggregate, will materially affect the way the Fund is currently managed or will result in a material change in the level of investment risk associated with an investment in the Fund at this time. However, the Fund may change the way the Fund is managed in the future, as contemplated by the proposed amendments to, or elimination of, the applicable investment restrictions. The Board believes that the proposed changes are in the best interests of the Fund and its shareholders as they will modernize the subject investment restrictions and should enhance the Fund's ability to achieve its investment objective.


PROPOSAL 3:  TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL
             INVESTMENT RESTRICTIONS (this Proposal involves separate votes on Sub-Proposals 3a-3e)

   The Fund's current investment restrictions that are the subject of this Proposal 3, together with the recommended changes to those restrictions, are detailed in Exhibit C, which is entitled, "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." Shareholders are requested to vote separately on each Sub-Proposal in Proposal 3. Any Sub-Proposal that is approved by shareholders will be effective immediately upon such approval.

SUB-PROPOSAL 3A: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING BORROWING AND ISSUING SENIOR SECURITIES.

   The 1940 Act imposes certain limits on investment companies with respect to borrowing money and issuing senior securities, and a fund's policies concerning the borrowing of money and the issuance of senior securities must be fundamental. A "senior security," which includes certain borrowings, is, in essence, an obligation of the Fund with respect to its earnings or assets that takes precedence over the claims of the Fund's shareholders regarding the same earnings or assets. The 1940 Act's limitations are designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to the claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Fund that would have to be discharged before the claims of shareholders. Consistent with that policy, the 1940 Act generally limits the ability of a closed-end investment company, like the Fund, from leveraging its assets by borrowing money or through the issuance of senior securities.

   In summary, under the 1940 Act, a closed-end fund may leverage its assets by borrowing or through the issuance of debt instruments or preferred stock. In the case of a senior security that is in the form of a borrowing or the issuance of debt, the Fund, among other requirements, must have assets equal to at least 300% of the amount borrowed or the amount of the debt issue immediately after the borrowing or issuance of debt. In determining whether it meets the 300% asset coverage requirement, the Fund is permitted to include as an asset the amount borrowed or the amount of the debt instrument. In the case of a senior security that is in the form of an issue of preferred stock, among other requirements, the asset coverage requirement is 200% of the amount of the preferred stock issued. As in the case of a borrowing or debt issue, the amount of the preferred stock issue is included as an asset for purposes of the asset coverage requirement. So long as the borrowing continues or the debt issue or preferred stock is outstanding, a fund may not pay dividends or make distributions or repurchase its common stock if that action would reduce asset coverage below the required amount.

   In addition, in accordance with SEC staff interpretations under the 1940 Act, closed-end funds may engage in a number of types of transactions that might be considered to raise "senior security" or "leveraging" concerns if the funds do not meet certain collateral requirements designated by the SEC staff. These collateral requirements are designed to protect shareholders by ensuring that when an obligation from one of these

"leverage-type transactions" comes due, liquid assets of the fund sufficient to discharge the obligation are readily available in a segregated account of the fund. The collateralization requirement limits a fund's ability to engage in those types of transactions and thereby limits a fund's exposure to risk associated with them. In very general terms, an investment company is considered to be leveraging when it enters into securities transactions without being required to make payment until a later point in time. The leverage-type transactions identified by the SEC staff as presenting senior security concerns include, among others, short sales, certain options and futures transactions, and reverse repurchase agreements. Among these, short sales are currently the subject of a fundamental restriction that the Board is proposing to eliminate under Proposal 4 of this Proxy Statement.

  WHAT EFFECT WILL AMENDING THE CURRENT BORROWING AND SENIOR SECURITIES RESTRICTION HAVE ON THE FUND?

   The proposed borrowing and senior securities restriction set forth in Exhibit C is intended to modernize the Fund's investment restriction, and to clarify that the Fund may borrow money, issue senior securities or engage in "leverage-type transactions" in accordance with the limits established under the 1940 Act, or any SEC order, rule, regulation or staff interpretation thereof.

   The proposed restriction is designed to reflect all current regulatory requirements and is formulated to provide the Fund with enhanced flexibility to respond to future legal, regulatory or market changes. This enhanced flexibility would be achieved by eliminating certain operational limitations set forth in the Fund's current fundamental restriction. That restriction currently prohibits the Fund from issuing senior securities or borrowing money except that the Fund may borrow from a bank (i) for temporary or emergency purposes, or (ii) to finance repurchase of its shares, in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and may also pledge its assets to secure such borrowings. Although the proposed restriction does not specifically carve out these enumerated activities, the Fund would continue to be permitted to engage in them, because these activities are all permissible under the 1940 Act and interpretations of the SEC staff.

   The proposed borrowing and senior securities restriction set forth in Exhibit C would provide the Fund with greater borrowing and leveraging flexibility, and would permit the Fund to engage in a broader range of leverage-type transactions. The Fund may therefore be subject to additional costs and risks if it engages in practices that would be permissible under this modified policy.

   BORROWING AND ISSUANCE OF SENIOR SECURITIES. For example, the Fund could borrow money or issue senior securities, such as preferred stock, for investment purposes when the manager believes that it is appropriate to expand the Fund's investments beyond its existing holdings. Because borrowing or the issuance of senior securities will subject the Fund to additional costs, the Fund would only borrow or issue senior securities when the manager believes that the cost of carrying the assets to be acquired through leverage would be lower than the Fund's expected return on its longer-term portfolio investments. Should this differential narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved in the interim. Indeed, any such leveraging tends to magnify market exposure and can result in higher than expected losses to the Fund.

   Because the investment risk associated with investment assets purchased with funds obtained through a borrowing or the issuance of senior securities would be borne solely by the holders of the Fund's shares, adverse movements in the price of the Fund's portfolio holdings would have a more severe effect on the Fund's net asset value than if the Fund were not leveraged. Leverage creates risks for shareholders in the Fund, including the likelihood of greater volatility of the Fund's net asset value and the market price of its shares, and the risk that fluctuations in interest rates on borrowings or in the dividend rates on any preferred stock may affect the return to shareholders. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the net income of the Fund would be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In such an event, the Fund may nevertheless determine to maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.

   Also, if the asset coverage for borrowings or other senior securities of the Fund declines below the limits specified in the 1940 Act, the Fund may be required to sell a portion of its investments when it may not be advantageous to do so. In the extreme, sales of investments required to meet asset coverage tests imposed by the 1940 Act could also cause the Fund to lose its status as a regulated investment company. In addition, if the Fund were unable to make adequate distributions to shareholders because of asset coverage or other restrictions, it could fail to qualify as a regulated investment company for federal income tax purposes and, even if it did not fail to so qualify, it could become liable for income and excise tax on the portion of its earnings which are not distributed on a timely basis in accordance with applicable provisions of the Internal Revenue Code of 1986, as amended.

   The Fund's willingness to borrow money and issue new securities for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the manager's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

   LEVERAGE-TYPE TRANSACTIONS. As recited in the Fund's Prospectus, the Fund is currently authorized to engage in certain investment practices that constitute "leverage-type transactions," subject to certain limitations. That authority would be preserved and expanded under the proposed amendment to the Fund's restriction. Among the leverage-type transactions in which the Fund would be authorized to engage under the proposed restriction are transactions involving futures, options thereon and similar derivative instruments. These instruments could be used in an attempt to protect Fund assets, implement a cash or tax management strategy or enhance Fund returns. With derivatives, the manager often would be attempting to predict whether an underlying investment will increase or decrease in value at some future time.

   Derivatives and similar instruments generally involve costs, may be volatile and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager's ability to predict market movements. Risks include delivery failure, default by the other party and the inability to close out a position because the trading market becomes illiquid. Therefore, these instruments will be utilized only if the manager determines that such investments are advisable.

   The above notwithstanding, the Board does not anticipate that the Fund would be exposed to any additional risk if the current restriction is amended, because the Fund has no present intention of changing its current investment practices with respect to borrowing money or issuing senior securities. However, the Fund may change the way it is managed in the future, as contemplated by the proposed amendment to this investment restriction. Even if the Fund were to engage in "leverage-type transactions," the SEC staff's collateralization requirements and other applicable regulatory limitations should help to mitigate the investment risks attendant to them.


SUB-PROPOSAL 3B: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING INDUSTRY CONCENTRATION.

   Under the 1940 Act, an investment company's policy regarding concentration of investments in the securities of companies in any particular industry or group of industries must be fundamental. The SEC staff takes the position that an investment company "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

  WHAT EFFECT WILL AMENDING THE CURRENT RESTRICTION REGARDING INDUSTRY CONCENTRATION HAVE ON THE FUND?

   The proposed concentration policy set forth in Exhibit C to this Proxy Statement is substantially the same as the Fund's current policy, except that the proposed policy would (i) modify the Fund's asset measure (from "total assets" to "net assets") by which concentration is assessed; (ii) slightly increase (from "25% or more" to "more than 25%") the numerical limit on permissible investments; and (iii) expressly reference, in a manner consistent with current SEC staff policy, the categories of investments that are excepted from coverage of the restriction. Consistent with the Fund's current restriction, the proposed restriction would preserve the Fund's authority, without limit, to purchase the securities of any issuer pursuant to the exercise of rights distributed to the Fund by such issuer. The proposed restriction reflects a more modernized approach to industry concentration, and provides the Fund with investment flexibility that ultimately is expected to help the Fund respond to future legal, regulatory, market or technical changes.

   The proposed restriction would expressly exempt from the 25% limitation, those securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with current SEC staff policy. The Fund is currently authorized to invest in U.S. government securities, but those investments generally are permissible for temporary defensive purposes or when the Fund's assets are not invested in emerging markets equity securities. In addition, although the Fund is not currently prevented from making investments in other investment companies, the proposed restriction would make explicit that any such investments are exempted from the Fund's concentration policy. Even if the Fund were to make investments in investment company securities under this modified restriction, however, the Fund would continue to remain subject to the limitations on such investments as set forth in the 1940 Act. In brief, absent special relief from the SEC, the 1940 Act would prohibit the Fund from investing more than 5% of its total assets in any one investment company and more than 10% of its total assets in other investment companies overall.

   The adoption of the proposed restriction is not expected to change materially the way in which the Fund currently is managed. The Fund does not typically invest a significant proportion of its assets in U.S. government securities or those issued by its agencies or instrumentalities. However, the Fund may, in the future, change the way it is managed in conformity with this proposed amendment. Moreover, without SEC relief, the Fund would be limited in its investments in other investment companies as it is currently pursuant to applicable law.

SUB-PROPOSAL 3C: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING INVESTMENTS IN COMMODITIES.

   Under the 1940 Act, a fund's investment policy relating to the purchase and sale of commodities must be fundamental. The substance of the Fund's current investment policy regarding commodities is set forth in Exhibit C. At present, that policy is combined with the Fund's fundamental policy relating to purchase of real estate; the latter policy is proposed to be modified under Sub-Proposal 3d, set forth below. Management is proposing to separate the fundamental restrictions relating to these two practices for purposes of clarity and to facilitate administration of the Fund's compliance program. If shareholders do not approve both Sub-Proposals 3c and 3d, the current policy respecting the investment practice that is the subject of the rejected Sub-Proposal will be preserved and the current fundamental restriction will be reformulated accordingly.

   The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain futures contracts and options thereon are considered to be commodity interests. Financial futures contracts such as those related to currencies, stock indices or interest rates, also may be considered to be commodity interests. If the Fund buys a financial futures contract, it obtains the right to receive (or, if the Fund sells the contract, the Fund is obligated to pay) the cash difference between the contract price for an underlying asset or index and the future market price, if the future market price is higher. If the future market price is lower, the Fund is obligated to pay (or, if the Fund sold the contract, the Fund is entitled to receive) the amount of the decrease. Funds typically seek to invest in such financial futures contracts and options related to such contracts for hedging or investment purposes.

  WHAT EFFECT WILL AMENDING THE COMMODITIES RESTRICTION HAVE ON THE FUND?

   Under the Fund's current fundamental restriction relating to commodities, the Fund is permitted to purchase and sell (i) futures contracts on stock indices and foreign currencies, (ii) securities which are secured by commodities and (iii) securities of companies which invest or deal in commodities. Consistent with the investment practices noted in the restriction and as described in more detail in the Fund's Prospectus, the Fund currently has the authority to enter into foreign currency futures contracts (and forward foreign currency exchange contracts) as well as purchase put or call options on foreign currency in order to hedge against foreign currency exchange risk. As set forth in the Prospectus, the Fund is subject to certain limitations on the amount of assets it can devote to these transactions, the amount of margin deposits to which it can become subject in connection with futures contracts, as well as other limits. In addition, subject to certain other express limits, the Fund may seek to increase its investment returns or may hedge all or a portion of its portfolio investments through transactions involving stock index futures and stock options.

   The proposed commodities restriction set forth in exhibit c states that the prohibition on purchases and sales covers commodities, but does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities. This makes clear that the Fund would have the flexibility, consistent with federal securities and commodities laws, to engage in transactions involving futures contracts and related options. The proposed restriction also would make clear, and in some instances expand, the Fund's authority to make investments in such transactions and related options for investment purposes as well as hedging purposes. The proposed restriction does not otherwise limit the types of financial agreements and instruments that can be used in hedging transactions. Thus, the proposed restriction would continue to enable the Fund to engage, consistent with its investment objective, in transactions that are described in the Fund's Prospectus.

   Under the terms of the modified restriction, the Fund would be permitted to engage in transactions involving various financial agreements and instruments, including forward foreign currency contracts, options on foreign currencies, futures contracts and options on futures for hedging or investment purposes. Among these are foreign currency exchange transactions which the Fund may conduct either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk of loss in the event that anticipated currency movements are not accurately predicted.

   Other transactions include the purchasing and writing of put and call options on foreign currencies for the primary purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchanges rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs.

   The Fund would also be permitted to buy and sell financial futures contracts, index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. These instruments can present significant investment risk to the Fund if the manager does not accurately predict the fluctuations in, as the case may be, interest rates, currency values or the market to which the financial instrument is tied.

   Using these financial agreements and similar instruments for hedging, and particularly for investment purposes, can involve substantial risks, and they will be utilized only if the manager determines that such investments are advisable. The adoption of this restriction is not expected to affect the way the Fund is currently managed (as disclosed in the Fund's Prospectus) and, therefore, it is not currently anticipated that the proposed restriction will expose the Fund to any additional material risk. However, the Fund may change the way it is managed in the future, as contemplated by the proposed amendment to this investment restriction.

SUB-PROPOSAL 3D: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING INVESTMENTS IN REAL ESTATE.

   Under the 1940 Act, a fund's investment policy relating to the purchase of real estate must be fundamental. The substance of the Fund's current investment restriction regarding real estate is set forth on Exhibit C. As noted above in connection with Sub-Proposal 3c (relating to investments in commodities), the Fund's current fundamental restriction relating to real estate is combined with its investment restriction relating to commodities. Management is proposing to separate the two fundamental restrictions for purposes of clarity and to facilitate administration of the Fund's compliance program. As noted above, if Shareholders do not approve both Sub-Proposals 3c and 3d, the current policy respecting the investment practice that is the subject of the rejected Sub-Proposal will be preserved and the current fundamental investment restriction will be reformulated accordingly.

  WHAT EFFECT WILL AMENDING THE CURRENT RESTRICTION REGARDING INVESTMENTS IN REAL ESTATE HAVE ON THE FUND?

   The proposed fundamental restriction, set forth on Exhibit C, is substantially similar to the current restriction in that it would permit the Fund to invest in securities secured by real estate or invest in securities of companies that invest in or deal in real estate to the extent consistent with the Fund's investment objective. It would continue to generally prohibit buying and selling real estate.

   The only noteworthy change is the proposed reformulation of language to ensure the Fund's ability to invest in real estate investment trusts (REITs) and similar instruments. The current restriction's prohibition on buying and selling "interests in real estate" could be inappropriately construed to prohibit such investments. Investing in REITs has gained in popularity and the number of REITs available for investment by funds and other institutional investors has grown dramatically. The proposed change would clarify that the Fund is not prohibited from investing in them. It is not anticipated that the proposed restriction would pose any additional risk to the Fund because the proposed restriction is designed principally to clarify the current restriction and, in any event, the Fund does not currently anticipate altering its present investment program. However, the Fund may change the way it is managed in the future, as contemplated by the proposed amendment to this investment restriction.

SUB-PROPOSAL 3E: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING LENDING.

   Under the 1940 Act, a fund must describe and designate as fundamental, its policy with respect to "making loans to other persons." In addition to a loan of cash, the term "loans" may, under certain circumstances, be deemed to include certain other transactions and investment related practices. Among those transactions and practices are lending of portfolio securities, entering into repurchase agreements and the purchase of certain debt instruments. The Fund's current fundamental restriction prohibits the Fund from making loans, but specifically carves out repurchase agreements from its prohibition. Thus, the current restriction may be construed to prevent the Fund from engaging in the transactions and practices that the SEC may consider to be loans, even if such activities would otherwise be consistent with the Fund's investment objective and policies.

  WHAT EFFECT WILL AMENDING THE CURRENT LENDING RESTRICTION HAVE ON THE FUND?

   The proposed restriction would preserve the Fund's authority to enter into repurchase agreements (to the extent they are deemed loans) and would provide the Fund with greater lending flexibility. In addition to the authority the Fund already has to invest in debt instruments, the modified restriction would expressly permit the Fund, consistent with investment objectives, to invest in loan participations and direct corporate loans, which, under certain circumstances, may be deemed to be loans. For several reasons, these investments recently have become more common for investment companies. Under the applicable law in some developing markets, loan financing of certain enterprises offer certain advantages over equity investments, especially for foreign investors, such as the Fund. For example, loan financing may be more flexible than equity investments in markets where the equity capital contributed by foreign investors is fixed and may not be changed without regulatory approvals. In addition, payments of interest and principal on loans are sometimes entitled to priority of repayment and may not be subject to withholding taxes. Moreover, the proceeds of loan payments are sometimes more easily converted to foreign currency than dividend distributions.

   The proposed restriction also would explicitly permit the Fund to lend its portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of other securities transactions. The collateral delivered to the Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have.

   The proposed restriction would, in addition, provide the Fund with the flexibility to make cash loans to affiliated investment companies under an SEC exemptive order issued to the investment companies within Franklin Templeton Investments. The proposed restriction permits the Fund, subject to certain conditions, to lend cash to other Franklin or Templeton funds at rates higher than those which the Fund would receive if the Fund were to loan cash to banks through short-term lendings such as repurchase agreements. The Board anticipates that this additional flexibility to lend cash to affiliated investment companies would provide the Fund additional investment opportunities and would enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

   Because the proposed lending restriction would provide the Fund with greater flexibility to invest in loan participations and direct corporate loans, and to engage in securities lending, the Fund may be exposed to some additional risks associated with these practices. In the case of investments in loan participations and direct corporate loans, these risks would include the risk of general illiquidity and greater price volatility, as well as the lack of publicly available information about issuers of privately placed debt obligations and loan counterparties. In the case of securities lending, these risks include the possibility that a borrower fails to return the securities to the Fund when demanded or required to be returned.


   The Fund does not intend currently to change its investment practices as a result of the adoption of the proposed restriction. Therefore, it is not anticipated at this time that the adoption of the proposed restriction would expose the Fund to risks beyond those to which the Fund is currently subject. However, the Fund may change the way it is managed in the future, as contemplated by the proposed amendment to this investment restriction.


               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                       YOU VOTE "FOR" SUB-PROPOSALS 3a-3e

PROPOSAL 4:  TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL
             INVESTMENT RESTRICTIONS

   The Fund's current investment restrictions that are proposed to be eliminated are detailed in Exhibit C, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." If shareholders approve Proposal 4, it will be effective immediately upon such approval.

  WHY IS THE BOARD RECOMMENDING THAT CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS BE ELIMINATED, AND WHAT EFFECT WILL THEIR ELIMINATION HAVE ON THE FUND?

   Some of the Fund's fundamental investment restrictions were originally derived from state law and regulation. Due to the passage of NSMIA, and changes in SEC staff positions, these fundamental restrictions are either no longer required by law or are no longer relevant to the operation of the Fund. In view of these changes in law and regulation, the Fund need not adopt or maintain investment restrictions relating to purchasing securities on margin, short sales or investments in non-publicly traded, restricted or illiquid securities. The Board has determined that eliminating these three restrictions (referred to in this Proposal 4 as the "Restrictions") is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental policies that become outdated or inappropriate. The Board believes that the elimination of the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment objective.

  WHICH THREE (3) RESTRICTIONS IS THE BOARD RECOMMENDING THAT THE FUND
  ELIMINATE?

   The Fund currently is subject to three Restrictions that are no longer required by law and were adopted primarily in response to regulatory, business or industry conditions that no longer exist. Accordingly, the manager has recommended, and the Board has determined, that the Restrictions be eliminated. Elimination of the Restrictions would enable the Fund to be managed in accordance with the current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations.

   The Directors believe that the manager's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased, by these changes. The exact language of the Restrictions has been included in Exhibit C, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated."

   PURCHASE SECURITIES ON MARGIN. The Fund's Prospectus contains a fundamental policy that prohibits the Fund from purchasing securities on margin. However, that policy expressly permits the Fund to use short-term credits necessary for clearance of transactions and to maintain margin with respect to futures contracts. This restriction was originally adopted at the Fund's inception because applicable state law required investment companies to expressly recite in their prospectuses that purchasing securities on margin was prohibited. After the passage of NSMIA, funds are no longer required to include in their prospectuses a fundamental policy expressly prohibiting these types of investment activities.

   Under the 1940 Act, however, the purchase of securities on margin is specifically prohibited. As a general matter, therefore, elimination of this restriction should not have any impact on the day-to-day management of the Fund. Its elimination would: (i) not change the Fund's current inability to purchase securities on margin; (ii) continue to permit the Fund to engage in the activities currently excepted from the restriction; and (iii) permit the Fund, going forward, to easily and efficiently respond to any future changes in regulations or future interpretations of the 1940 Act.

   SHORT SALES. The Fund's Prospectus currently prohibits the Fund from selling securities short or maintaining a short position. A short sale is the sale of a security that is later purchased or borrowed from a broker or other institution to complete the sale. A short sale is "against the box" if the Fund owns, or has the right to obtain, securities identical to those sold short.

   Following the passage of NSMIA, applicable law no longer requires funds to declare a fundamental policy concerning short selling. Under the 1940 Act, the Fund may engage in short sales of securities provided it establishes a segregated account that contains the same security that is the subject of the short sale (the above-described short sale "against the box"), or other liquid assets in an amount sufficient to discharge the liability created by the short sale. If the Fund did not establish a segregated account with adequate collateral, the short sale might be deemed to create a senior security, which would be prohibited under the 1940 Act.

   Eliminating this restriction on short sales would provide the Fund with the flexibility to enter into short sales in the limited instances that are interpreted by the SEC staff as not constituting the issuance of senior securities under the federal securities laws. The Fund's use of short sales could pose certain risks, including potential losses if the market price of the security sold short increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. However, because the Fund does not currently intend to enter into short sales or maintain short positions, eliminating this restriction is not expected to affect the day-to-day management of the Fund. However, the Fund may initiate the use of these strategies in the future.

   NON-PUBLICLY TRADED, RESTRICTED AND ILLIQUID SECURITIES. Since its inception, the Fund has been subject to a fundamental investment restriction that prohibits the Fund from investing more than 25% of it total assets in non-publicly traded, restricted and illiquid securities. Prior to NSMIA, some state laws required funds to adopt restrictive policies concerning such investments. Following the passage of NSMIA, those state restrictions are no longer required.

   In addition, neither the 1940 Act nor the SEC staff imposes limits on the percentage of closed-end fund assets invested in non-publicly traded, restricted and illiquid securities primarily because the day-to-day operations of a closed-end fund do not typically require the quick disposition of portfolio securities to raise cash. As a consequence, in general, maintaining a minimum proportion of Fund assets in liquid securities is not a compelling operational concern. The above notwithstanding, at the Fund's inception, management determined that it was appropriate for the Fund to limit the Fund's exposure to non-publicly traded, restricted and illiquid securities. Accordingly, the Fund adopted a non-fundamental policy--one that can be changed by Board action alone--limiting to 15% the proportion of total Fund assets that could be allocated to those investments. The risks attendant to investments in these securities identified in the Fund's Prospectus are: (i) the absence of a public market for these securities, (ii) the potential registration costs to be borne by the Fund should restricted securities need to be registered for sale,
(iii) the greater risk of loss on sales of such securities, and (iv) the lack of public information and other regulatory requirements intended to provide investor protection respecting these securities.

   Because of the existence of the Fund's current non-fundamental policy to limit the Fund's investments in non-publicly traded, restricted and illiquid securities to 15% of total assets, the elimination of the Fund's current fundamental policy related to these investments is expected to have little, if any, impact on Fund operations and, thus, is not expected to increase the risks to which shareholders might otherwise become subject. As a non-fundamental policy, however, the Board could change this voluntary restriction at any time without seeking shareholder approval. Should the Board change the restriction and management increase its investments in these securities, the Fund would become subject to a potential increase in the risks (to the extent they remain relevant in a particular market) outlined above commensurate with the scope of expanded investment exposure. At present, though, the Board does not anticipate changing the current non-fundamental restriction, and accordingly does not expect a material change in the day-to-day operations of the Fund if Shareholders approve the elimination of this restriction. However, the Fund may, in the future, change the way it is managed in order to permit the Investment Manager to expand its investment in non-publicly traded, restricted and illiquid securities.

  WHAT ARE THE RISKS, IF ANY, OF ELIMINATING THE RESTRICTIONS?

   The Board does not anticipate that eliminating the Restrictions will result in additional material risk to the Fund at this time. Although the Fund's Restrictions, as drafted, are no longer legally required, the Fund's ability to engage in these practices will continue to be subject to the limitations of the 1940 Act, or any rule, SEC staff interpretation, or any exemptive orders granted under the 1940 Act. Moreover, the Fund does not currently intend to change its present investment practices following the elimination of the Restrictions. However, the Fund may initiate the use of strategies that are no longer prohibited at some time in the future.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                           YOU VOTE "FOR" PROPOSAL 4

..INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. The Investment Manager of the Fund is Templeton Asset Management Ltd.--Hong Kong Branch, a Singapore company with a branch office at Two Exchange Square, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Franklin Resources, Inc.

   THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services") with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is an indirect, wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services provides certain administrative functions for the Fund.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services LLC, 85 Challenger Road, Overpeck Centre, Ridgefield Park, New Jersey 07660.

   THE CUSTODIAN. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

   OTHER MATTERS. The Fund's last audited financial statements and annual report, dated August 31, 2001 and its latest semi-annual report dated February 28, 2002, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   As of May 31, 2002, the Fund had 17,656,437 shares outstanding and total net assets of $175,173,974. The Fund's shares are listed on the NYSE (Symbol: EMF) and on the Pacific Exchange, Inc. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of May 31, 2002, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares. In addition, to the knowledge of the Fund's management, as of May 31, 2002, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

..AUDIT COMMITTEE

   The Board has a standing Audit Committee consisting of Messrs. Millsaps (Chairman), Crothers, Hines and Tseretopoulos, all of whom are Independent Directors and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

   SELECTION OF INDEPENDENT AUDITORS. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   AUDIT FEES. The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements for the fiscal year ended August 31, 2001 were $18,085.

   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. PwC did not render any services with respect to financial information systems design and implementation during the fiscal year ended August 31, 2001 to the Fund or entities affiliated with the Fund that provide services to the Fund.

   ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund or entities affiliated with the Fund that provide services to the Fund for the fiscal year ended August 31, 2001 were $142,204. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

   AUDIT COMMITTEE REPORT. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. The charter was filed with the proxy statement for the Fund's 2001 Annual Meeting of Shareholders.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with its review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the company's accounting principles.

   Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2001 for filing with the U.S. Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Fred R. Millsaps (Chairman)
                                          Frank J. Crothers
                                          Andrew H. Hines, Jr.
                                          Constantine D. Tseretopoulos

..FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Dirctors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has engaged Georgeson Shareholder Communications, Inc. ("Georgeson Shareholder") to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of $47,239, including out-of-pocket expenses. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from Georgeson Shareholder asking you to vote. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on Proposal 1 on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   METHODS OF TABULATION. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust, requires the affirmative vote of the majority of all the shares entitled to be cast on the matter (all of the outstanding shares of the Fund on the record date are entitled to vote on Proposal 2). The approval of the Sub-Proposals 3a-3e and Proposal 4 requires the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy.

   Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, which requires a plurality of the Fund's shares present and voting, but will have the same effect as a vote "against" Proposal 2, Sub-Proposals 3a-3e, and Proposal 4.

   ADJOURNMENT. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, the Meeting may be adjourned with respect to some or all of the Proposals to permit further solicitation of proxies. The presiding officer of the Fund for the Meeting, the secretary of the Meeting, or the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Maryland law and the Fund's Amended and Restated Articles of Incorporation and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment.

   SHAREHOLDER PROPOSALS. The shareholder vote on Proposal 2, the matter concerning the proposed reorganization of the Fund from a Maryland corporation to a Delaware business trust, will dictate the requirements relating to shareholder proposals for the 2003 Annual Meeting of Shareholders. This section describes those requirements.

   SUBMISSION OF SHAREHOLDER PROPOSALS TO THE TRUST. If Proposal 2 is approved by the shareholders, the Fund will be reorganized as the Trust, and the Trust's By-Laws, in addition to the proxy rules under the federal securities laws, will govern shareholder proposals. The Trust anticipates that the 2003 Annual Meeting of Shareholders will be held on or about February 28, 2003. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust's proxy statement for the 2003 Annual Meeting of Shareholders must send such written proposal to the Trust's offices, at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention:
Secretary, so that it is received no later than September 30, 2002 in order to be included in the Trust's proxy statement and proxy card relating to that meeting and presented at the meeting.

   A shareholder of the Trust who has not submitted a written proposal for inclusion in the proxy statement by September 30, 2002, as set forth above, may nonetheless present a proposal at the Trust's 2003 Annual Meeting of Shareholders if such shareholder notifies the Trust, at the Trust's offices, of such proposal not earlier than October 1, 2002 and not later than October 31, 2002. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders' meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2003 Annual Meeting of Shareholders, the persons designated as proxies for the 2003 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the Trust at the Trust's offices, by December 2, 2002. A shareholder proposal may be presented at the 2003 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.

   In addition to the requirements set forth above, a shareholder must comply with the following:

    1. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth herein; and (iii) have been a shareholder of record at the time the shareholder's notice was received by the Trust.

    2. Each notice regarding nominations for the election of Trustees shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the Trust which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Trust. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Trust.

    3. Each notice regarding business proposals shall set forth as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Trust's books, of the shareholder proposing such business; (iii) the number of outstanding shares of the Trust which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Trustees of the Trust.

   SUBMISSION OF SHAREHOLDER PROPOSALS TO THE FUND. If Proposal 2 is not approved by the shareholders, the Fund will remain a Maryland corporation, and the proxy rules under the federal securities laws alone will continue to govern shareholder proposals. The Fund anticipates that the 2003 Annual Meeting of Shareholders will be held on or about February 28, 2003. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the 2003 Annual Meeting of Shareholders must send such written proposal to the Fund's offices, at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so that it is received no later than September 30, 2002 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

   A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by September 30, 2002, as described above, may nonetheless present a proposal at the Fund's 2003 Annual Meeting of Shareholders if such shareholder notifies the Fund, at the Fund's offices, of such proposal by December 2, 2002. If a shareholder fails to give notice by this date, then the persons designated as proxies for the 2003 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

   A shareholder proposal may be presented at the 2003 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the Meeting.

                                          By Order of the Board of Directors,

                                          Barbara J. Green,
                                          Secretary


July 15, 2002

                                   EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

                 BETWEEN TEMPLETON EMERGING MARKETS FUND, INC.
                      AND TEMPLETON EMERGING MARKETS FUND

   This Agreement and Plan of Reorganization ("Agreement") is made as of this 28th day of February, 2002 by and between Templeton Emerging Markets Fund, a Delaware business trust ("Trust"), and Templeton Emerging Markets Fund, Inc., a Maryland corporation ("Fund") (the Trust and the Fund are hereinafter collectively referred to as the "parties").

   In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.  PLAN OF REORGANIZATION.

   (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the Trust at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Fund's then-existing assets. In consideration thereof, the Trust agrees at the Closing (i) to assume and pay when due, to the extent that there exist Fund obligations and liabilities on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of such obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, such obligations and liabilities of the Fund to become the obligations and liabilities of the Trust; and (ii) to deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value, of the Trust, equal in number to the number of full and fractional shares of common stock, $.01 par value per share, of the Fund outstanding immediately prior to the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code"). The Fund shall distribute to its shareholders the shares of the Trust in accordance with this Agreement and the resolutions of the Board of Directors of the Fund authorizing the transactions contemplated by this Agreement.

   (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the Trust equal to the number of full and fractional shares such shareholder holds in the Fund at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization; fractional shares of the Trust will be carried to the fourth decimal place. At the start of regular trading on the NYSE on the Effective Date of the Reorganization, the net asset value per share of shares of the Trust shall be deemed to be the same as the net asset value per share of the common stock of the Fund at the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization. On the Effective Date of the Reorganization, each certificate representing shares of the Fund will be deemed to represent the same number of shares of the Trust. Simultaneously with the crediting of the shares of the Trust to the shareholders of record of the Fund, the shares of common stock of the Fund held by such shareholder shall be cancelled. Each shareholder of the Fund will have the right to deliver their share certificates of the Fund in exchange for share certificates of the Trust. However, a shareholder need not deliver such certificates to the Trust unless the shareholder so desires.

   (c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Maryland law to effect a complete dissolution of the Fund.

   (d) The expenses of entering into and carrying out the Agreement will be borne by the Fund.

2.  CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

   The Closing shall consist of (i) the conveyance, transfer and delivery of the Fund's assets to the Trust, in exchange for the assumption and payment, when due, by the Trust of the Fund's obligations and liabilities; and (ii) the issuance and delivery of the Trust's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

3.  CONDITIONS PRECEDENT.

   The obligations of the Fund and the Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

      (a) Such approvals from the NYSE and Pacific Exchange, Inc. ("PCX") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

      (b) (i) an amendment to the Fund's Notification of Registration on Form N-8A ("Form N-8A") filed pursuant to Section 8(a) of the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to the Form N-8A as are determined by the trustees of the Trust (each, a "Trustee") to be necessary and appropriate as a result of the transactions contemplated by this Agreement, shall have been filed with the U.S. Securities and Exchange Commission ("Commission"); (ii) the Trust shall have expressly adopted as its own such Form N-8A, as so amended, for purposes of the 1940 Act; (iii) a registration statement on Form 8-A ("8-A Registration Statement") under the Securities Exchange Act of 1934, as amended, shall have been filed with the Commission and the NYSE by the Trust; (iv) a Technical Original Listing Application shall have been filed with the NYSE, and a listing application shall have been filed with the PCX, by the Trust; and (v) the 8-A Registration Statement filed with the Commission relating to the Trust shall have become effective, and no stop-order suspending the effectiveness of the 8-A Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

      (c) Each party shall have received an opinion of Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the States of Delaware and Maryland, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley Ronon Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or the shareholders of the Fund or the Trust;

      (d) The Fund shall have received an opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Fund, to the effect that: (i) the Trust is duly formed as a business trust under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Trust and this Agreement has been duly executed and delivered by the Trust and is a legal, valid and binding agreement of the Trust in accordance with its terms; and
   (iii) the shares of the Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the Trust;

      (e) The Trust shall have received the opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Trust, to the effect that: (i) the Fund is duly organized and validly existing under the laws of the State of Maryland; (ii) the Fund is a closed-end investment company of the management type registered under the

   1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms;

      (f) The shares of the Trust are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the Trust of the shares contemplated by this Agreement to be consummated;

      (g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the board of directors of the Fund (the "Board of Directors") and the shareholders of the Fund;

      (h) The shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of the Trust, to:

          (1) Elect as Trustees of the Trust the following individuals:
       Nominees to serve as Trustees until the 2005 Annual Meeting of Shareholders--Messrs. Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato and Ms. Edith E. Holiday; Nominees to serve as Trustees until the 2004 Annual Meeting of Shareholders--Messrs. Harmon E. Burns, Andrew H. Hines, Jr., Charles B. Johnson and Constantine D. Tseretopoulos; and Nominees to serve as Trustees until the 2003 Annual Meeting of Shareholders--Messrs. Gordon S. Macklin, Fred
       R. Millsaps and Ms. Betty P. Krahmer; and

          (2) Approve an Investment Management Agreement between Templeton Asset Management Ltd. ("TAML") and the Trust, which is substantially identical to the then-current Investment Management Agreement between TAML and the Fund;

      (i) The Trustees of the Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions:

          (1) Approval of the Investment Management Agreement described in paragraph (h)(2) of this Section 3 hereof for the Trust;

          (2) Approval of the assignment to the Trust of the Fund's Custody Agreement dated February 1, 1987 (the "Custody Agreement"), with The Chase Manhattan Bank, N.A. (now JPMorgan Chase Bank), including the Amendment dated May 10, 1996; Amendment dated March 2, 1998; Amendment, effective as of May 21, 1998; Amendment No. 2 to the Custody Agreement dated July 23, 1998; and Amendment No. 3 to the Custody Agreement dated May 1, 2001;

          (3) Selection of PricewaterhouseCoopers LLP as the Trust's independent auditors for the fiscal year ending August 31, 2002;

          (4) Approval of an Administration Agreement between the Trust and Franklin Templeton Services, LLC;

          (5) Approval of the assignment to the Trust of the Service Agreement between the Fund and Mellon Securities Trust Company, dated January 2, 1992; the Fund's Successor Stock Transfer Agent Agreement dated February 2, 1995 with Chemical Mellon Shareholder Services (now Mellon Investor Services LLC); and the Fund's Plan Agent Agreement with Mellon Securities Trust Company, dated March 15, 1998;

          (6) Authorization of the issuance by the Trust, prior to the Effective Date of the Reorganization, of one share of beneficial interest of the Trust to the Fund in consideration for the payment of $1.00 for the purpose of enabling the Fund to vote on the matters referred to in paragraph (h) of this Section 3 hereof;

          (7) Submission of the matters referred to in paragraph (h) of this
       Section 3 to the Fund as sole shareholder of the Trust; and

          (8) Authorization of the issuance and delivery by the Trust of its shares on the Effective Date of the Reorganization and the assumption by the Trust of the obligations and liabilities of the Fund in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

   At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Directors of the Fund, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Fund under this Agreement.

4.  DISSOLUTION OF THE FUND.

   Promptly following the consummation of the distribution of the Trust shares to holders of Fund common stock under the Agreement, the officers of the Fund shall take all steps necessary under Maryland law to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Maryland, and filing for record with the State Department of Assessments and Taxation of Maryland of Articles of Dissolution.

5.  TERMINATION.

   The Board of Directors may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.  ENTIRE AGREEMENT.

   This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.  FURTHER ASSURANCES.

   The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8.  COUNTERPARTS.

   This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.  GOVERNING LAW.

   This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

   IN WITNESS WHEREOF, the Trust and the Fund have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                          TEMPLETON EMERGING MARKETS FUND, INC.
                                          (a Maryland corporation)

Attest: /s/ Lori A. Weber                     By: /s/ David P. Goss
        ----------------------------------        ----------------------------------
        Name: Lori A. Weber                       Name: David P. Goss
        Title:  Assistant Secretary               Title:  Vice President

                                          TEMPLETON EMERGING MARKETS FUND
                                          (a Delaware business trust)



Attest: /s/ Lori A. Weber                     By: /s/ Barbara J. Green
        ----------------------------------        ----------------------------------
        Name: Lori A. Weber                       Name: Barbara J. Green
        Title:  Assistant Secretary               Title:  Vice President and
                                                  Secretary

                                   EXHIBIT B

               A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW
                               A Comparison of:

                THE LAW GOVERNING DELAWARE BUSINESS TRUSTS AND
    THE CHARTER DOCUMENTS OF TEMPLETON EMERGING MARKETS FUND UNDER SUCH LAW

                                     WITH
                  THE LAW GOVERNING MARYLAND CORPORATIONS AND
 THE CHARTER DOCUMENTS OF TEMPLETON EMERGING MARKETS FUND, INC. UNDER SUCH LAW

                               DELAWARE BUSINESS TRUST                        MARYLAND CORPORATION
                               -----------------------                        --------------------
GOVERNING           A Delaware statutory business trust (a        A Maryland corporation is created by
DOCUMENTS/          "DBT") is formed by a governing               filing articles of incorporation with the
GOVERNING BODY      instrument and the filing of a certificate of Maryland State Department of
                    trust with the Delaware Secretary of State    Assessments and Taxation ("MSDAT").
                    ("Secretary of State"). The Delaware law      The Maryland law governing corporations
                    governing a DBT is referred to in this        is referred to in this analysis as "Maryland
                    analysis as the "Delaware Act."               Law."
                    A DBT is an unincorporated association        A corporation is incorporated under the
                    organized under the Delaware Act whose        Maryland Law. A corporation's operations
                    operations are governed by its governing      are governed by its charter and by-laws,
                    instrument (which may consist of one or       and its business and affairs are managed
                    more instruments). Its business and affairs   by or under the direction of a board of
                    are managed by or under the direction of      directors (the "board" or "board of
                    one or more trustees.                         directors" or collectively, the "directors").
                                                                  No public filing of the by-laws is made.
                    The governing instrument for the DBT,         Templeton Emerging Markets Fund, Inc.,
                    Templeton Emerging Markets Fund (the          a Maryland corporation, is referred to in
                    "Trust"), is comprised of an agreement        this analysis as the "Corporation." The
                    and declaration of trust ("Declaration")      Corporation is governed by its charter
                    and by-laws ("By-Laws"). The Trust's          ("Charter") and by-laws ("By-Laws") and
                    governing body is a board of trustees (the    the Corporation's governing body is a
                    "board" or "board of trustees" or             board of directors.
                    collectively, the "trustees").

DESIGNATION OF      Under the Delaware Act, the ownership         Equity securities of a corporation are
OWNERSHIP           interests in a DBT are denominated as         generally denominated as shares of stock.
SHARES OR INTERESTS "beneficial interests" and are held by        Record owners of shares of stock are
                    "beneficial owners." However, there is        stockholders. Generally, equity securities
                    flexibility as to how a governing             that have voting rights and are entitled to
                    instrument refers to "beneficial interests"   the residual assets of the corporation, after
                    and "beneficial owners" and the governing     payment of liabilities, are referred to as
                    instrument may identify "beneficial           "common stock."
                    interests" and "beneficial owners" as
                    "shares" and "shareholders," respectively.
                    The Trust's beneficial interests, without     The Corporation's equity securities are
                    par value, are designated as "shares" and     shares of common stock, par value $0.01
                    its beneficial owners are designated as       per share, and the owners of such stock
                    "shareholders." This analysis will use the    are "stockholders."
                    "share" and "shareholder" terminology.

                         DELAWARE BUSINESS TRUST                        MARYLAND CORPORATION
                         -----------------------                        --------------------
AMENDMENTS TO       GOVERNING INSTRUMENT                          CHARTER
GOVERNING           The Delaware Act provides broad               Under Maryland Law, with certain
DOCUMENTS           flexibility with respect to the provisions    exceptions, amendments to the charter
                    of the governing instrument of a DBT for      must be approved by the board and by the
                    amending and/or restating such governing      affirmative vote of two-thirds of all votes
                    instrument.                                   entitled to be cast (unless the charter
                                                                  permits amendment by a higher or lesser
                    DECLARATION OF TRUST                          proportion of the voting stock, but not less
                    The Declaration provides that                 than a majority of the shares outstanding).
                    amendments and/or restatements of the
                    Declaration may generally be made at any      The Charter provides that the Charter may
                    time by the board of trustees, by a vote of   be amended, altered, repealed, or added to
                    a majority of the trustees present at a       upon vote of holders of a majority of the
                    meeting at which a quorum is present,         shares outstanding and entitled to vote
                    without approval of the shareholders.         thereon, except that the amendment or
                    Amendments or a repeal of certain             repeal of provisions pertaining to the
                    provisions, however, require approval of      merger or consolidation of the
                    the board of trustees, as set forth above,    Corporation, sale of all or substantially all
                    and the affirmative vote of holders of at     of the assets of the Corporation,
                    least two-thirds (66 2/3%) of the             dissolution or liquidation require the
                    outstanding shares entitled to vote, unless   affirmative vote of the holders of at least
                    such action has previously been approved      75% of the shares then entitled to vote on
                    by the affirmative vote of two-thirds         the matter.
                    (66 2/3%) of the board of trustees, in which
                    case the affirmative "vote of a majority of
                    the outstanding voting securities", as
                    defined in the Investment Company Act of
                    1940 and the rules and regulations
                    thereunder, as amended (the "1940 Act"),
                    of the Trust entitled to vote at a meeting at
                    which a quorum is present, shall be
                    required. Such provisions include those
                    pertaining to the number, classes, election,
                    term, removal, resignation, quorum,
                    powers, required vote and action by
                    written consent of the board of trustees;
                    shareholders' voting power, quorum,
                    required vote, action by written consent
                    and record dates; limitation of liability and
                    indemnification of agents of the Trust;
                    transactions such as the dissolution,
                    merger, consolidation, conversion,
                    reorganization and reclassification of the
                    Trust to an open-end company and
                    amendments of the Declaration.

                   DELAWARE BUSINESS TRUST                        MARYLAND CORPORATION
                   -----------------------                        --------------------
                    BY-LAWS                                      BY-LAWS
                    The By-Laws may be amended, restated         Under Maryland law, after the
                    or repealed or new by-laws may be            organizational meeting, the power to
                    adopted by the affirmative "vote of a        adopt, alter or repeal the by-laws is vested
                    majority of the outstanding voting           in the stockholders, except to the extent
                    securities" (as defined in the 1940 Act)     that the charter or by-laws vest such
                    of the Trust. The By-Laws may also be        power in the board.
                    amended, restated or repealed or new by-
                    laws may be adopted by the board of          The By-Laws may be adopted, amended
                    trustees, by a vote of a majority of the     or repealed by "vote of the holders of a
                    trustees present at a meeting at which a     majority of the [Corporation's] stock" (as
                    quorum is present.                           defined in the 1940 Act), which is
                                                                 generally the lesser of at least a majority
                    Pursuant to the Declaration, amendments      of the outstanding shares or 67% of the
                    and/or restatements of the certificate of    shares present or represented in a meeting
                    trust shall be made at any time by the       if more than 50% of the outstanding
                    board of trustees, without approval of the   shares are present or represented at the
                    shareholders, to correct any inaccuracy      meeting; except that provisions in the By-
                    contained therein. Any such amendments/      Laws regarding increasing/decreasing
                    restatements of the Certificate of Trust     number of directors and removal of
                    must be executed by at least one (1)         directors may be amended only by the
                    trustee and filed with the Secretary of      vote of the holders of 75% of the common
                    State in order to become effective.          stock, unless the amendment is approved
                                                                 by the affirmative vote of two-thirds of the
                                                                 total number of directors fixed by the By-
                                                                 Laws, in which case the affirmative vote
                                                                 of a majority of the outstanding shares is
                                                                 required. Directors may adopt, amend or
                                                                 repeal By-Laws (not inconsistent with any
                                                                 By-Law adopted, amended or repealed by
                                                                 stockholders), except a provision
                                                                 regarding Board actions in case shares
                                                                 trade on an exchange at a discount from
                                                                 net asset value, by majority vote of all of
                                                                 directors in office, subject to applicable
                                                                 law.

PREEMPTIVE          Under the Delaware Act, a governing          Under Maryland Law, the charter may
RIGHTS AND          instrument may contain any provision         provide shareholders with the preemptive
REPURCHASE          relating to the rights, duties and           right to subscribe to any or all additional
OF SHARES           obligations of the shareholders.             issues of stock or any securities of the
                                                                 corporation convertible into additional
                    The Declaration provides that no             issues of stock. The charter may also
                    shareholder shall have the preemptive or     define or limit the preemptive rights of
                    other right to subscribe for new or          stockholders to acquire additional stock or
                    additional shares or other securities        securities in the corporation.
                    issued by the Trust.


                      Delaware Business Trust                       Maryland Corporation
                      -----------------------                       --------------------
                    The Trust has the right at its option and     The Corporation does not provide
                    at any time, subject to the 1940 Act and      shareholders with the preemptive right to
                    other applicable law, to repurchase shares    subscribe to additional issues of stock or
                    of any shareholder under certain              other securities of the Corporation.
                    circumstances at a price that meets the
                    requirements of Section 23 of the 1940
                    Act, and the rules and regulations adopted
                    thereunder, and that is in accordance with
                    the terms of the Declaration, the By-Laws
                    and other applicable law.

LIQUIDATION         A DBT that has dissolved shall first pay or   A corporation that has voluntarily
RIGHTS UPON         make reasonable provision to pay all          dissolved shall pay, satisfy and discharge
DISSOLUTION         known claims and obligations, including       the existing debts and obligations of the
                    those that are contingent, conditional and    corporation, including necessary expenses
                    unmatured, and all known claims and           of liquidation, before distributing the
                    obligations for which the claimant is         remaining assets to the stockholders.
                    unknown. Any remaining assets shall be
                    distributed to the shareholders or as
                    otherwise provided in the governing
                    instrument.

                    The Declaration provides that any assets remaining after payment or the reasonable provision for payment of all claims and obligations of the Trust shall be distributed to the shareholders ratably according to the number of outstanding shares held by the several shareholders on the record date for such dissolution distribution.

VOTING RIGHTS,      Under the Delaware Act, the governing
MEETINGS, NOTICE,   instrument may set forth any provision
QUORUM, RECORD      relating to trustee and shareholder voting
DATES AND PROXIES   rights, including the withholding of such
                    rights from certain trustees or
                    shareholders. If voting rights are granted,
                    the governing instrument may contain any
                    provision relating to meetings, notice
                    requirements, written consents, record
                    dates, quorum requirements, voting by
                    proxy and any other matter pertaining to
                    the exercise of voting rights. The
                    governing instrument may also provide for
                    the establishment of record dates for
                    allocations and distributions by the DBT.

                        DELAWARE BUSINESS TRUST                         MARYLAND CORPORATION
                        -----------------------                         --------------------
                    ONE VOTE PER SHARE                            ONE VOTE PER SHARE
                    The Declaration provides that each            Unless a corporation's charter provides for
                    outstanding share is entitled to one vote     a greater or lesser number of votes per
                    and each outstanding fractional share is      share, or limits or denies voting rights, each
                    entitled to a fractional vote.                outstanding share of stock is entitled to one
                                                                  vote on each matter submitted to a vote at a
                                                                  meeting of stockholders. A corporation
                                                                  may issue fractional shares of stock.

                                                                  The Charter provides that each outstanding share
                                                                  of stock is entitled to one vote and each
                                                                  outstanding fractional share of stock is entitled
                                                                  to a fractional vote.

                    SHAREHOLDERS' MEETINGS                        STOCKHOLDERS' MEETINGS
                    Although the Delaware Act does not            Under Maryland Law, every corporation
                    mandate annual shareholders' meetings,        must hold an annual stockholders'
                    the By-Laws require annual meetings for       meeting to elect directors and transact
                    the election of trustees and the transaction  other business, except that the charter or
                    of other business. The By-Laws also           by-laws of a corporation registered under
                    authorize the calling of a special meeting    the 1940 Act may provide that an annual
                    (i) when deemed necessary or desirable by     meeting is not required in any year in
                    the board of trustees or (ii) to the extent   which the election of directors is not
                    permitted by the 1940 Act, by the             required by the 1940 Act. Maryland Law
                    chairperson of the board, or at the request   authorizes, and permits the charter and
                    of holders of 10% of the outstanding          By-Laws to authorize, certain persons to
                    shares if such shareholders pay the           call special meetings of stockholders.
                    reasonably estimated cost of preparing and
                    mailing the notice thereof, for the purpose   The By-Laws require annual meetings for
                    of electing trustees or filling vacancies on  the election of directors and the
                    the board. However, no special meeting        transaction of other business. The By-
                    may be called at the request of               Laws also authorize the calling of a
                    shareholders to consider any matter that is   special meeting, unless otherwise
                    substantially the same as a matter voted      "prescribed" by statute or the Charter,
                    upon at a shareholders' meeting held          upon the written request of a majority of
                    during the preceding twelve (12) months,      the directors, or by the president, or at the
                    unless requested by holders of a majority     written request of stockholders owning
                    of all outstanding shares entitled to vote    10% "in amount of the entire capital
                    at such meeting.                              stock" of the Corporation then issued and
                                                                  outstanding, if the stockholders requesting
                    Under the By-Laws, shareholder proposals      such meeting pay the reasonably estimated
                    may be presented at an annual                 cost of preparing and mailing the notice
                    shareholders' meeting if brought by a         thereof. However, no special meeting will
                    shareholder who (i) is entitled to vote at    be called at the request of stockholders to
                    the meeting; (ii) complies with the notice    consider any matter that is substantially
                    procedures set forth in the By-Laws; and      the same as a matter voted upon at a
                    (iii) was a shareholder of record at the      stockholders' special meeting held during
                    time such notice is received by the           the preceding 12 months, unless requested
                    secretary of the Trust. The shareholder's     by holders of a majority of all outstanding
                    notice must be in writing and delivered to    shares entitled to vote at such meeting.

                         DELAWARE BUSINESS TRUST                        MARYLAND CORPORATION
                        -----------------------                        --------------------
                    the Trust not less than one hundred twenty
                    (120) days nor more than one hundred
                    fifty (150) days prior to the date of any
                    such meeting. Each such notice given by a
                    shareholder must include certain
                    information set forth in the By-Laws and
                    as reasonably requested by the Trust. At
                    the annual meeting, the appropriate officer
                    may, if the facts warrant, determine and
                    declare to such meeting that a proposal
                    was not made in accordance with the
                    procedure in the By-Laws, and, if the
                    officer should so determine, shall so
                    declare to the meeting, and the defective
                    proposal shall be disregarded and laid over
                    for action at the next succeeding special or
                    annual meeting of the shareholders taking
                    place thirty (30) days or more thereafter.

                    RECORD DATES                                  RECORD DATES
                    In order to determine the shareholders        Under Maryland law, unless the by-laws
                    entitled to notice of, and to vote at, a      otherwise provide, the board may set a
                    shareholders' meeting, the Declaration        record date, which date must be set within
                    authorizes the board of trustees to fix a     the parameters outlined by the Maryland
                    record date. The record date may not          statute, for determining stockholders
                    precede the date on which it is fixed by      entitled to notice of a meeting, vote at a
                    the board and it may not be more than one     meeting, receive dividends or be allotted
                    hundred twenty (120) days, nor less than      other rights.
                    ten (10) days, before the date of the
                    shareholders' meeting. The By-Laws            In order to determine the stockholders
                    provide that notice of a shareholders'        entitled to notice of, and to vote at, a
                    meeting shall be given to shareholders not    stockholders' meeting, the By-Laws
                    more than one hundred twenty (120) days       authorize the board of directors to fix a
                    nor less than ten (10) days before the date   record date not less than ten (10), nor
                    of the meeting.                               more than ninety (90), days prior to the
                                                                  date of the meeting or prior to the last day
                    To determine the shareholders entitled to     on which the consent or dissent of
                    vote on any action without a meeting, the     stockholders may be effectively expressed
                    Declaration authorizes the board of           for any purpose without a meeting.
                    trustees to fix a record date. The record
                    date may not precede the date on which it     If the board does not fix a record date, the
                    is fixed by the board nor may it be more      record date shall be the later of the close
                    than thirty (30) days after the date on       of business on the day on which notice of
                    which it is fixed by the board.               the meeting is mailed or the 30th day
                                                                  before the meeting, except if all
                    To determine the shareholders entitled to a   stockholders waive notice, the record date
                    dividend or any other distribution from the   is the close of business on the 10th day
                    Trust, the Declaration authorizes the board   next preceding the day the meeting is held.
                    of trustees to fix a record date. The record
                    date may not precede the date on which it     To determine the stockholders entitled to a
                    is fixed by the board nor may it be more      dividend, any other distribution, or
                    than sixty (60) days before the date such     delivery of evidences of rights or interests
                    dividend or distribution is to be paid.

                        DELAWARE BUSINESS TRUST                          MARYLAND CORPORATION
                        -----------------------                          --------------------
                    Pursuant to the Declaration, if the board of   from the Corporation, the By-Laws
                    trustees does not fix a record date:           authorize the board to fix a record date not
                     (a) the record date for determining           exceeding ninety (90) days preceding the
                     shareholders entitled to notice of, and to    date fixed for the payment of the dividend
                     vote at, a meeting will be the day before     or distribution or delivery of the
                     the date on which notice is given or, if      evidences.
                     notice is waived, on the day before the
                     date of the meeting; (b) the record date
                     for determining shareholders entitled to
                     vote on any action by consent in writing
                     without a meeting, (i) when no prior
                     action by the board of trustees has been
                     taken, shall be the day on which the
                     first signed written consent is delivered
                     to the Trust, or (ii) when prior action of
                     the board of trustees has been taken,
                     shall be the day on which the board of
                     trustees adopts the resolution taking
                     such prior action.

                    QUORUM FOR SHAREHOLDERS' MEETING               QUORUM FOR STOCKHOLDERS' MEETING
                    To transact business at a meeting, the         Under Maryland Law, unless the charter
                    Declaration provides that a majority of the    or Maryland Law provides otherwise, in
                    outstanding shares entitled to vote, which     order to constitute a quorum for a meeting,
                    are present in person or represented by        there must be present in person or by
                    proxy, shall constitute a quorum at a          proxy, stockholders entitled to cast a
                    shareholders' meeting, except when a           majority of all the votes entitled to be cast
                    larger quorum is required by applicable        at the meeting.
                    law or any securities exchange on which
                    such shares are listed for trading, in which   To transact business at a meeting, the By-
                    case such quorum shall comply with such        Laws provide that a majority of the
                    requirements.                                  outstanding shares entitled to vote, which
                                                                   are present in person or represented by
                                                                   proxy, shall constitute a quorum at a
                                                                   stockholders' meeting.

                    SHAREHOLDER VOTE                               STOCKHOLDER VOTE
                    The Declaration provides that, subject to      Under Maryland law, for most stockholder
                    any provision of the Declaration, the By-      actions, unless the charter or Maryland
                    Laws or applicable law that requires a         Law provides otherwise, a majority of all
                    different vote: (i) in all matters other than  votes cast at a meeting at which a quorum
                    the election of trustees, the affirmative      is present is required to approve any
                    "vote of a majority of the outstanding         matter. Actions such as (i) amendments to
                    voting securities" (as defined in the 1940     the corporation's charter, (ii) mergers, (iii)
                    Act) of the Trust entitled to vote at a        consolidations, (iv) statutory share
                    shareholders' meeting at which a quorum        exchanges, (v) transfers of assets and (vi)
                    is present, shall be the act of the            dissolutions require the affirmative vote of
                    shareholders; and (ii) trustees shall be       two-thirds of all votes entitled to be cast
                    elected by a plurality of the votes cast of    on the matter unless the charter provides
                    the holders of outstanding shares entitled     for a lesser proportion which may not be
                    to vote present in person or represented by    less than a majority of all votes entitled to
                    proxy at a shareholders' meeting at which      be cast on the matter. Unless the charter or
                    a quorum is present.                           by-laws require a greater vote, a plurality

                         DELAWARE BUSINESS TRUST                       MARYLAND CORPORATION
                        -----------------------                       --------------------
                                                                  of all votes cast at a meeting at which a
                                                                  quorum is present is required to elect a
                                                                  director.

                                                                  Election of Directors.  Under the By-
                                                                  Laws, at a stockholders' meeting at which
                                                                  a quorum is present, a plurality of the
                                                                  votes cast of the holders of outstanding
                                                                  shares entitled to vote, shall be required to
                                                                  elect directors at the annual meeting, to
                                                                  fill any vacancy resulting from an increase
                                                                  in the number of directors on the board
                                                                  (adopted by vote of the stockholders) or to
                                                                  fill any other then existing vacancies on
                                                                  the board.

                                                                  Other matters for which the vote is not
                                                                  expressly designated otherwise.  For all
                                                                  other matters, other than any matter for
                                                                  which the Charter expressly provides for a
                                                                  different vote, the affirmative vote of the
                                                                  holders of a majority of the total number
                                                                  of shares cast at a stockholders' meeting at
                                                                  which a quorum is present, shall be the act
                                                                  of the stockholders.

                    SHAREHOLDER VOTE ON CERTAIN TRANSACTIONS     STOCKHOLDER VOTE ON CERTAIN TRANSACTIONS
                    Under the Declaration, in order for the      Under the Charter, in order to
                    Trust to consummate a dissolution,           consummate a merger, consolidation, sale
                    merger, consolidation, conversion,           of all or substantially all of the assets, or
                    reorganization or reclassification, such     the liquidation or dissolution of the
                    transaction shall be approved in the         Corporation, such transaction shall be
                    following manner:                            approved in the following manner:
                        The transaction must be approved by         The transaction must be approved by
                        the vote of a majority of the trustees      the favorable vote of at least 75% of the
                        present at a meeting at which a quorum      outstanding shares entitled to vote,
                        is present, and the affirmative vote of     unless such action has been previously
                        the holders of 75% of the outstanding       approved by the affirmative vote of
                        shares entitled to vote, unless such        two-thirds of the total number of
                        action has been previously approved by      directors fixed pursuant to the By-Laws,
                        the affirmative vote of 66 2/3% of the      in which case the transaction must be
                        board of trustees, in which case the        approved by the affirmative vote of a
                        affirmative "vote of a majority of the      majority of all the votes entitled to be
                        outstanding voting securities" (as          cast on the matter, for purposes of
                        defined in the 1940 Act) of the Trust       Maryland Law.
                        entitled to vote at a shareholders'
                        meeting at which a quorum is present
                        shall be required.

                         DELAWARE BUSINESS TRUST                       MARYLAND CORPORATION
                         -----------------------                       --------------------
                    CUMULATIVE VOTING                             CUMULATIVE VOTING
                    The Declaration provides that shareholders    Maryland law provides that the charter
                    are not entitled to cumulate their votes      may authorize cumulative voting for the
                    on any matter.                                election of the directors and if the charter
                                                                  does not so provide, then the stockholders
                                                                  are not entitled to cumulative voting
                                                                  rights.

                                                                  The Charter and By-Laws do not have any
                                                                  provisions as to whether stockholders are
                                                                  entitled to cumulate their votes on any
                                                                  matter and consequently, the stockholders
                                                                  are not entitled to cumulate their votes on
                                                                  any matter.

                    PROXIES                                       PROXIES
                    The By-Laws authorize the Trust to accept     Maryland Law permits a stockholder to
                    proxies by execution of a written             authorize another person to act as a proxy
                    instrument or by electronic, telephonic,      and sets forth acceptable methods of
                    computerized, telecommunications or           transmitting such authorization. Unless a
                    another reasonable alternative to the         proxy provides otherwise, it is not valid
                    execution of a written instrument. Unless     more than 11 months after its date. The
                    a proxy provides otherwise, it is not valid   proxy is revocable unless certain statutory
                    more than 11 months after its date. In        requirements are met.
                    addition, the By-Laws provide that the
                    revocability of a proxy that states on its    The By-Laws provide that stockholders
                    face that it is irrevocable shall be          may vote by proxy and provide the
                    governed by the provisions of the general     acceptable method of transmitting and
                    corporation law of the State of Delaware.     executing a proxy.

                    ACTION BY WRITTEN CONSENT                     ACTION BY WRITTEN CONSENT
                    The Declaration also authorizes               Maryland Law provides that any action
                    shareholders to take action without a         required or permitted to be taken at a
                    meeting and without prior notice if written   stockholders' meeting may be taken
                    consents setting forth the action taken are   without a meeting, if a unanimous written
                    signed by the holders of all outstanding      consent is signed by each stockholder
                    shares entitled to vote on that action.       entitled to vote on the matter.
                    The Declaration also authorizes the board     The By-Laws authorize stockholders to
                    of trustees or any committee of the board     take action without a meeting if all
                    of trustees to take action without a          stockholders entitled to vote consent in
                    meeting and without prior written notice if   writing and all stockholders entitled to
                    written consents setting forth the action     notice of the meeting, but not entitled to
                    taken are executed by trustees having the     vote, sign a written waiver of any right to
                    number of votes necessary to take that        dissent.
                    action at a meeting at which the entire
                    board of trustees or any committee            The By-Laws provide that the board or
                    thereof, is present and voting.               any committee of the board may act by
                                                                  written consent signed by all the members
                                                                  of the board or committee, respectively.

                              Delaware Business Trust                        Maryland Corporation
                              -----------------------                        --------------------
REMOVAL OF          The governing instrument of a DBT may         Under Maryland Law, unless otherwise
TRUSTEES/DIRECTORS  contain any provision relating to the         provided in the charter, a director may
                    removal of trustees; provided however,        generally be removed with or without
                    that there shall at all times be at least one cause by the vote of a majority of all the
                    trustee of the DBT.                           votes entitled to be cast generally for the
                                                                 election of directors unless (i) such
                    Under the Declaration, any trustee may be     director is elected by a certain class or
                    removed, with or without cause, by the        series, (ii) the charter provides for
                    Shareholders, upon the vote of the holders    cumulative voting or (iii) the board is
                    of 75% of the outstanding shares entitled     classified.
                    to vote.
                                                                 Under the Charter, a director may be
                                                                 removed with or without cause by holders
                                                                 of 75% of shares then entitled to vote in
                                                                 an election of directors and a
                                                                 stockholders' meeting may be called for
                                                                 such purpose if requested in writing by not
                                                                 less than 10% of outstanding shares of the
                                                                 Corporation.

VACANCIES ON        Vacancies in any class of trustees may be     Under Maryland law stockholders may
BOARD OF            filled by a majority vote of the trustees     elect persons to fill vacancies that result
TRUSTEES/DIRECTORS  then in office, regardless of the number      from the removal of directors. Unless the
                    and even if less than a quorum, unless a      charter or by-laws provide otherwise, a
                    special meeting of shareholders is called     majority of the directors in office, whether
                    for the purpose of filling such vacancies,    or not comprising a quorum, may fill
                    in which case, such vacancies shall be        vacancies that result from any cause
                    filled in the same manner as an election of   except an increase in the number of
                    trustees.                                     directors. A majority of the entire board of
                                                                  directors may fill vacancies that result
                                                                  from an increase in the number of
                                                                  directors.

                                                                  Under the By-Laws, directors may
                                                                  increase or decrease their number; if the
                                                                  number is increased, the added directors
                                                                  may be elected by a majority of directors
                                                                  in office. For other vacancies, the directors
                                                                  then in office (though less than quorum)
                                                                  may continue to act and may by majority
                                                                  vote fill any vacancy until the next
                                                                  meeting of stockholders, subject to the
                                                                  1940 Act.

                                                                  The number of directors may also be
                                                                  increased or decreased by vote of
                                                                  stockholders at any meeting called for the
                                                                  purpose and if the vote is to increase the
                                                                  number, stockholders will vote by
                                                                  plurality to elect the directors to fill the
                                                                  new vacancies as well as any then existing
                                                                  vacancies.

                           DELAWARE BUSINESS TRUST                       MARYLAND CORPORATION
                           -----------------------                       --------------------
SHAREHOLDER         Under the Delaware Act, except to the         The stockholders of a corporation are not
LIABILITY           extent otherwise provided in the              liable for the obligations of the
                    governing instrument of a DBT,                corporation.
                    shareholders of a DBT are entitled to the
                    same limitation of personal liability
                    extended to shareholders of a private
                    corporation organized for profit under the
                    general corporation law of the State of
                    Delaware.

                    Under the Declaration, shareholders are
                    entitled to the same limitation of personal liability as that extended to shareholders of a private corporation organized for profit under the general corporate law of the State of Delaware. However, the board of trustees may cause any shareholder to pay for charges of the trust's custodian or transfer, dividend disbursing, shareholder servicing or similar agent for services provided to such shareholder.

TRUSTEE/DIRECTOR    Subject to the provisions in the governing   Maryland Law requires a director to
LIABILITY           instrument, the Delaware Act provides        perform his or her duties in good faith, in
                    that a trustee or any other person           a manner he or she reasonably believes to
                    managing the DBT, when acting in such        be in the best interests of the corporation
                    capacity, will not be personally liable to   and with the care that an ordinarily
                    any person other than the DBT or a           prudent person in a like position would
                    shareholder of the DBT for any act,          use under similar circumstances. A
                    omission or obligation of the DBT or any     director who performs his or her duties in
                    trustee. To the extent that at law or in     accordance with this standard has no
                    equity, a trustee has duties (including      liability to the corporation, its
                    fiduciary duties) and liabilities to the DBT stockholders or to third persons by reason
                    and its shareholders, such duties and        of being or having been a director. A
                    liabilities may be expanded or restricted    corporation may include in its charter a
                    by the governing instrument.                 provision expanding or limiting the
                                                                 liability of its directors and officers for
                    The Declaration provides that any person     money damages to the corporation or its
                    who is or was a trustee, officer, employee   stockholders, provided however, that
                    or other agent of the Trust or is or was     liability may not be limited to the extent
                    serving at the request of the Trust as a     the person has received an improper
                    trustee, director, officer, employee or      benefit or profit in money, property or
                    other agent of another corporation,          services or where such person has been
                    partnership, joint venture, trust or other   actively and deliberately dishonest.
                    enterprise (an "Agent") will be liable to
                    the Trust and to any shareholder solely for  The Charter expressly provides that no
                    such Agent's own willful misfeasance,        director or officer shall be protected from
                    bad faith, gross negligence or reckless      liability to the Corporation and its
                    disregard of the duties involved in the      stockholders to which such person would
                    conduct of such Agent (such conduct          otherwise be subject by reason of willful
                    referred to as "Disqualifying Conduct").     misfeasance, bad faith, gross negligence
                    Subject to the preceding sentence, Agents    or reckless disregard of the duties

                          Delaware Business Trust                        Maryland Corporation
                          -----------------------                        --------------------
                    will not be liable for any act or omission    involved in the conduct of such person's
                    of any other Agent or any investment          office.
                    adviser or principal underwriter of the
                    Trust. No Agent, when acting in such
                    capacity, shall be personally liable to any
                    person (other than the Trust or its
                    shareholders as described above) for any
                    act, omission or obligation of the Trust or
                    any trustee.

Indemnification     Subject to such standards and restrictions    Unless limited by its charter, Maryland
                    contained in the governing instrument of a    Law requires a corporation to indemnify a
                    DBT, the Delaware Act authorizes a DBT        director or officer who has successfully
                    to indemnify and hold harmless any            defended a proceeding to which such
                    trustee, shareholder or other person from     person was a party because of such
                    and against any and all claims and            person's service in such capacity, against
                    demands.                                      reasonable expenses incurred in
                                                                  connection with the proceeding.
                    Pursuant to the Declaration, the Trust will
                    indemnify any Agent who was or is a           Maryland Law permits a corporation to
                    party or is threatened to be made a party to  indemnify a director, officer, employee or
                    any proceeding by reason of such Agent's      agent who is a party or threatened to be a
                    capacity, against attorneys' fees and other   party, by reason of service in that
                    certain expenses, judgments, fines,           capacity, to any threatened, pending or
                    settlements and other amounts incurred in     completed action, suit or proceeding,
                    connection with such proceeding if such       against judgments, penalties, fines,
                    Agent acted in good faith or in the case of   settlements and reasonable expenses
                    a criminal proceeding, had no reasonable      unless it is established that (i) the act or
                    cause to believe such Agent's conduct was     omission of such person was material to
                    unlawful. However, there is no right to       the matter giving rise to the proceeding,
                    indemnification for any liability arising     and was committed in bad faith or was the
                    from the Agent's Disqualifying Conduct.       result of active and deliberate dishonesty;
                    As to any matter for which such Agent is      (ii) such person actually received an
                    found to be liable in the performance of      improper personal benefit; or (iii) such
                    such Agent's duty to the Trust or its         person had reasonable cause to believe
                    shareholders indemnification will be made     that the act or omission was unlawful.
                    only to the extent that the court in which    This permissible indemnification
                    that action was brought determines that in    obligation may become mandatory or may
                    view of all the circumstances of the case,    be prohibited through a corporation's
                    the Agent was not liable by reason of such    charter, by-laws, a board resolution or
                    Agent's Disqualifying Conduct.                another agreement. However, if the
                                                                  proceeding is a derivative suit, the
                    Expenses incurred by an Agent in              corporation may not indemnify a person
                    defending any proceeding may be               who has been adjudged to be liable to the
                    advanced by the Trust before the final        corporation. Corporations are authorized
                    disposition of the proceeding on receipt of   to advance payment of reasonable
                    an undertaking by or on behalf of the         expenses.
                    Agent to repay the amount of the advance
                    if it is ultimately determined that the       The Charter provides that the Corporation
                    Agent is not entitled to indemnification by   shall, to the full extent permitted by
                    the Trust.                                    Maryland Law, indemnify all persons
                                                                  whom it may indemnify under Maryland

                              DELAWARE BUSINESS TRUST                        MARYLAND CORPORATION
                              -----------------------                        --------------------
                                                                  Law. However, no director or officer shall
                                                                  be protected from liability to the
                                                                  Corporation or its stockholders to which
                                                                  such person would otherwise be subject by
                                                                  reason of willful misfeasance, bad faith,
                                                                  gross negligence or reckless disregard of
                                                                  the duties involved in the conduct of his
                                                                  office.

                                                                  The By-Laws provide that, to the fullest
                                                                  extent permitted by Maryland Law, any
                                                                  current or former director or officer
                                                                  seeking indemnification shall be entitled
                                                                  to the advancement of reasonable
                                                                  expenses from the Corporation. The
                                                                  Corporation may advance expenses to
                                                                  officers, employees and agents.

INSURANCE           The Delaware Act is silent as to the right    A corporation may purchase insurance on
                    of a DBT to purchase insurance on behalf      behalf of any person who is or was a
                    of its trustees or other persons. However,    director, officer, employee or agent
                    as the policy of the Delaware Act is to       against any liability asserted against and
                    give maximum effect to the principle of       incurred by such person in any such
                    freedom of contract and to the                capacity whether or not the corporation
                    enforceability of governing instruments,      would have the power to indemnify such
                    the Declaration authorizes the board of       person against such liability.
                    trustees, to the fullest extent permitted by
                    applicable law, to purchase with Trust        The By-Laws authorize the Corporation to
                    assets, insurance for liability and for all   purchase insurance on behalf of any
                    expenses of an Agent in connection with       person who is or was a director, officer,
                    any proceeding in which such Agent            employee or agent against any liability
                    becomes involved by virtue of such            asserted against and incurred by such
                    Agent's actions, or omissions to act, in its  person in any such capacity. However, no
                    capacity or former capacity with the Trust,   insurance may be purchased which would
                    whether or not the Trust would have the       indemnify any director or officer against
                    power to indemnify such Agent against         any liability to the Corporation or its
                    such liability.                               stockholders to which such person would
                                                                  otherwise be subject by reason of willful
                                                                  misfeasance, bad faith, gross negligence
                                                                  or reckless disregard of the duties
                                                                  involved in the conduct of such person's
                                                                  office.

SHAREHOLDER         Under the Delaware Act, except to the         Under Maryland Law, a stockholder may
RIGHT OF            extent otherwise provided in the              inspect, during usual business hours, the
INSPECTION          governing instrument and subject to           corporation's by-laws, stockholder
                    reasonable standards established by the       proceeding minutes, annual statements of
                    trustees, each shareholder has the right,     affairs, voting trust agreements and, if the
                    upon reasonable demand for any purpose        corporation is not an open-end investment
                    reasonably related to the shareholder's       company, a statement showing all stock
                    interest as a shareholder, to obtain from     and securities issued by the corporation
                    the DBT certain information regarding the     for the previous 12 months. In addition,
                    governance and affairs of the DBT.            stockholders who have individually or

                      DELAWARE BUSINESS TRUST                       MARYLAND CORPORATION
                      -----------------------                       --------------------
                    Under the Declaration, a shareholder,         together been holders of at least 5% of the
                    upon reasonable written demand to the         outstanding stock of any class for at least
                    Trust for any purpose reasonably related      6 months, may inspect the corporation's
                    to such shareholder's interest as a           books of accounts, its stock ledger and its
                    shareholder, may inspect certain              statement of affairs. Although not
                    information as to the governance and          expressly required by the Maryland
                    affairs of the Trust during regular business  statute, Maryland courts have engrafted a
                    hours. However, reasonable standards          proper purpose requirement upon this
                    governing, without limitation, the            statutory right.
                    information and documents to be
                    furnished and the time and location of        The Charter grants stockholders inspection
                    furnishing the same, will be established by   rights only to the extent provided by
                    the board or any officer to whom such         Maryland Law. Such rights are subject to
                    power is delegated in the By-Laws. In         reasonable regulations of the board of
                    addition, as permitted by the Delaware        directors not contrary to Maryland Law.
                    Act, the By-Laws also authorize the board
                    or an officer to whom the board delegates
                    such powers to keep confidential from
                    shareholders for such period of time as
                    deemed reasonable any information that
                    the board or such officer in good faith
                    believes would not be in the best interest
                    of the Trust to disclose or that could
                    damage the Trust or that the Trust is
                    required by law or by agreement with a
                    third party to keep confidential.

DERIVATIVE          Under the Delaware Act, a shareholder         Under Maryland Law, in order to bring a
ACTIONS             may bring a derivative action if trustees     derivative action, a stockholder (or his
                    with authority to do so have refused to       predecessor if he became a stockholder by
                    bring the action or if a demand upon the      operation of law) must be a stockholder
                    trustees to bring the action is not likely to (a) at the time of the acts or omissions
                    succeed. A shareholder may bring a            complained about; (b) at the time the
                    derivative action only if the shareholder is  action is brought and (c) until the
                    a shareholder at the time the action is       completion of the litigation. A derivative
                    brought and: (i) was a shareholder at the     action may be brought by a stockholder if
                    time of the transaction complained about      (i) a demand upon the board of directors to
                    or (ii) acquired the status of shareholder    bring the action is improperly refused or
                    by operation of law or pursuant to the        (ii) a request upon the board of directors
                    governing instrument from a person who        would be futile.
                    was a shareholder at the time of the
                    transaction. A shareholder's right to bring   Under Maryland Law, a director of an
                    a derivative action may be subject to such    investment company who "is not an
                    additional standards and restrictions, if     interested person, as defined by the
                    any, as are set forth in the governing        Investment Company Act of 1940, shall
                    instrument.                                   be deemed to be independent and
                                                                  disinterested when making any
                    The Declaration provides that, subject to     determination or taking any action as a
                    the requirements set forth in the Delaware    director."
                    Act, a shareholder may bring a derivative
                    action on behalf of the Trust only if the
                    shareholder first makes a pre-suit demand

                            DELAWARE BUSINESS TRUST                     MARYLAND CORPORATION
                            -----------------------                   --------------------
                    upon the board of trustees to bring the
                    subject action unless an effort to cause the
                    board of trustees to bring such action is
                    excused. A demand on the board of
                    trustees shall only be excused if a majority
                    of the board of trustees, or a majority of
                    any committee established to consider the
                    merits of such action, has a material
                    personal financial interest in the action at
                    issue. A trustee shall not be deemed to
                    have a material personal financial interest
                    in an action or otherwise be disqualified
                    from ruling on a shareholder demand by
                    virtue of the fact that such trustee receives
                    remuneration from his service on the
                    board of trustees of the Trust or on the
                    boards of one or more investment
                    companies with the same or an affiliated
                    investment advisor or underwriter.

                                   EXHIBIT C

                 FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                          TO BE AMENDED OR ELIMINATED

PROPOSAL                          CURRENT FUNDAMENTAL                     PROPOSED FUNDAMENTAL
OR SUB-   INVESTMENT             INVESTMENT RESTRICTION                  INVESTMENT RESTRICTION
PROPOSAL  RESTRICTION              The Fund may not:                       The Fund may not:
-------------------------------------------------------------------------------------------------------
   3a    Borrowing and  Issue senior securities, borrow money     Borrow money or issue senior
         Issuing Senior or pledge its assets, except that the     securities, except to the extent
           Securities   Fund may borrow from a bank (i) for       permitted by the 1940 Act or any
                        temporary or emergency purposes, or       rules, exemptions or
                        (ii) to finance repurchase of its shares, interpretations thereunder that
                        in amounts not exceeding 5% (taken at     may be adopted, granted or issued
                        the lower of cost or current value) of    by the SEC.
                        its total assets (not including the
                        amount borrowed), and may also
                        pledge its assets to secure such
                        borrowings.
-------------------------------------------------------------------------------------------------------
   3b       Industry    Invest 25% or more of the total value     Invest more than 25% of its net
         Concentration  of its assets in a particular industry;   assets in securities of issuers in
                        provided however, that the foregoing      any one industry; provided that
                        restriction shall not be deemed to        this limitation (i) shall not apply
                        prohibit the Fund from purchasing the     with respect to securities issued or
                        securities of any issuer pursuant to the  guaranteed by the U.S.
                        exercise of rights distributed to the     government or by its agencies or
                        Fund by the issuer.                       instrumentalities or securities of
                                                                  other investment companies and
                                                                  (ii) shall not be deemed to prohibit
                                                                  the Fund from purchasing the
                                                                  securities of any issuer pursuant to
                                                                  the exercise of rights distributed to
                                                                  the Fund by the issuer.
-------------------------------------------------------------------------------------------------------
   3c     Commodities   Buy or sell commodities or                Purchase or sell commodities as
                        commodity contracts . . .,except that it  defined in the Commodity
                        may purchase and sell futures             Exchange Act, as amended, and
                        contracts on stock indices and foreign    the rules and regulations
                        currencies, securities which are          thereunder, unless acquired as a
                        secured by . . . commodities, and         result of ownership of securities or
                        securities of companies which invest      other instruments and provided
                        or deal in . . . commodities.             that this restriction does not
                                                                  prevent the Fund from engaging in
                                                                  transactions involving futures
                                                                  contracts and options thereon or
                                                                  investing in securities that are
                                                                  secured by physical commodities.
-------------------------------------------------------------------------------------------------------

PROPOSAL                           CURRENT FUNDAMENTAL                     PROPOSED FUNDAMENTAL
OR SUB-   INVESTMENT              INVESTMENT RESTRICTION                  INVESTMENT RESTRICTION
PROPOSAL  RESTRICTION               The Fund may not:                       The Fund may not:
--------------------------------------------------------------------------------------------------------
   3d     Real Estate   Buy or sell . . . real estate or interests Purchase or sell real estate unless
                        in real estate, except that it may         acquired as a result of ownership
                        purchase and sell . . . securities which   of securities or other instruments
                        are secured by real estate . . . and       and provided that this restriction
                        securities of companies which invest       does not prevent the Fund from
                        or deal in real estate . . . .             investing in issuers which invest,
                                                                   deal, or otherwise engage in
                                                                   transactions in real estate or
                                                                   interests therein, or investing in
                                                                   securities that are secured by real
                                                                   estate or interests therein.
--------------------------------------------------------------------------------------------------------
   3e       Lending     Make loans, except through                 Make loans to other persons
                        repurchase agreements to the extent        except (a) through the lending of
                        permitted under applicable law.            its portfolio securities, (b) through
                                                                   the purchase of debt securities,
                                                                   loan participations and/or
                                                                   engaging in direct corporate loans
                                                                   in accordance with its investment
                                                                   objectives and policies, and (c) to
                                                                   the extent the entry into a
                                                                   repurchase agreement is deemed
                                                                   to be a loan. The Fund may also
                                                                   make loans to other investment
                                                                   companies to the extent permitted
                                                                   by the 1940 Act or any
                                                                   exemptions therefrom which may
                                                                   be granted by the SEC.
--------------------------------------------------------------------------------------------------------
   4         Margin     Purchase securities on margin, except      Proposed to be eliminated.
                        such short-term credits as may be
                        necessary for clearance of transactions
                        and the maintenance of margin with
                        respect to futures contracts.
--------------------------------------------------------------------------------------------------------
   4      Short Sales   Make short sales of securities or          Proposed to be eliminated.
                        maintain a short position.
--------------------------------------------------------------------------------------------------------
   4      Non-Publicly  Invest in securities which are not         Proposed to be eliminated.
            Traded,     publicly traded, which cannot be
         Restricted and readily resold because of legal or
            Illiquid    contractual restrictions or which are
           Securities   not otherwise readily marketable
                        (including repurchase agreements
                        having more than seven days
                        remaining to maturity) if, regarding all
                        such securities, more than 25% of its
                        total assets (taken at current value)
                        would be invested in such securities.
--------------------------------------------------------------------------------------------------------

                                                              TLEMF PROXY 07/02

                    TEMPLETON EMERGING MARKETS FUND, INC.
                ANNUAL MEETING OF SHAREHOLDERS - AUGUST 26, 2002

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, BRUCE S. ROSENBERG and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Emerging Markets Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida 33394 at 4:00 p.m., Eastern time, on the 26th day of August 2002, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTOR), 2, 3 (INCLUDING 5 SUB-PROPOSALS) AND
4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

                                                   PLEASE MARK VOTES AS
                                                   INDICATED IN THIS
                                                   EXAMPLE                [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4.

                                                                     FOR ALL

Proposal 1 - Election of Directors.

     FOR all nominees               WITHHOLD          Nominees: 01 Harris J. Ashton, 02 Nicholas F. Brady,
    listed (except as              AUTHORITY          03 Frank J. Crothers, 04 S. Joseph Fortunato and
   marked to the right)         to vote for all       05 Edith E. Holiday
                                nominees listed

         [ ]                         [ ]              TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                                                      NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE
                                                      BELOW.

                                                      ------------------------------------------------------------


Proposal 2 - To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]


Proposal 3 - To approve amendments to certain of the Fund's fundamental investment restrictions (includes five (5) Sub-Proposals):

         3a. To amend the Fund's fundamental investment restriction regarding borrowing and issuing senior securities.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3b. To amend the Fund's fundamental investment restriction regarding industry concentration.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3c. To amend the Fund's fundamental investment restriction regarding investments in commodities.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3d. To amend the Fund's fundamental investment restriction regarding investments in real estate.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         3e. To amend the Fund's fundamental investment restriction regarding lending.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]


Proposal 4 - To approve the elimination of certain of the Fund's fundamental investment restrictions.

                     FOR              AGAINST               ABSTAIN
                     [ ]               [ ]                    [ ]


I PLAN TO ATTEND THE MEETING.             YES      NO
                                          [ ]      [ ]


SIGNATURE(S):                                           DATED            , 2002
             ------------------------------------------       -----------
Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

                              FOLD AND DETACH HERE